UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3255

                           PANORAMA SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.


GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. The Government Securities Portfolio posted positive returns for its fiscal year ended December 31, 2005. For the 12-month review period, the bulk of the Portfolio's returns were driven by flexible and responsive management of the Portfolio's interest-rate sensitivity, or duration. To a lesser degree, returns were positively impacted by the Portfolio's exposure to select non-Treasury securities, also known as spread sectors.

      The most significant contributor to the Portfolio's returns this year was our active and nimble management of the Portfolio's exposure to interest-rate risk. Specifically, our decision to maintain a lower-than-market duration in the Portfolio added to performance throughout the year, and in particular, after June, when yields rose markedly. In addition, the fact that we periodically adjusted the extent to which we were short duration (versus the benchmark) helped, since this flexibility--exercised prudently and judiciously--enabled us to capitalize on shifts in the yield curve, and thereby added to returns.

      Secondarily, although to a much lesser degree, our exposure to select non-Treasury sectors, particularly mortgage-backed securities, helped our performance. While spread sectors in general failed to deliver the strong outperformance over Treasuries that they posted in 2004, select pockets of opportunity were nonetheless available in the marketplace. Thanks to our disciplined investment process, we were able to capture some of that outperformance and add a few basis points of performance as a result.

      On the negative side, macro conditions, which were dominated by rising oil prices and a destructive hurricane season, made for a challenging backdrop in which to identify good opportunity for price appreciation as well as reliable, attractive yield. In this regard, we believe it is fair to say that conditions for the U.S. government securities markets were daunting enough to have exerted a negative effect overall on Portfolio performance.

      Specifically, the fact that mortgage-related securities, which the Portfolio emphasizes, struggled most of the year detracted from our performance. The very allocation that drove our competitive returns for 2004 failed to support the Portfolio adequately this fiscal year, as mortgages came under pressure in 2005. Much of this occurred in the later half of the year as investor selling of mortgages caused by rising rates overwhelmed demand. This helped push yield differences between mortgage securities and equal duration treasuries to higher levels, adversely affecting the prices of many of these securities. While mortgages maintained a yield advantage over comparable interest-rate risk Treasuries, the pressure macro forces placed on the value of many of these securities unfortunately more than offset the additional yield.

      While the Portfolio posted positive absolute performance, we recognize that our ranking relative to our peers could be considered somewhat disappointing. However, we adhere to a sharper focus on risk management than do many of our peers, and we are not willing to take extreme positions, or "bets," in the Portfolio in an attempt to boost short-term returns. Strategies that enabled some of our peers to outperform, such as overly aggressive interest-rate strategies, would have introduced far more risk than we would deem acceptable for the Portfolio. While this approach may seem to cost us marginal performance in the short term, we believe it enables us to more effectively deliver consistent, competitive performance with comparatively less volatility--while preserving principal--over the long term.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2005. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the Merrill Lynch Master Government Index, which is an unmanaged composite index of both the Treasury and Agency Master Indices. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


                       4 | GOVERNMENT SECURITIES PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Panorama Series Fund, Inc.--Government Securities Portfolio

      Merrill Lynch Master Government Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   Panorama Series         Merrill Lynch
                                Fund, Inc.--Government   Master Government
                                 Securities Portfolio         Index

12/31/1995                              10,000               10,000
03/31/1996                               9,720                9,780
06/30/1996                               9,725                9,822
09/30/1996                               9,912                9,985
12/31/1996                              10,193               10,276
03/31/1997                              10,093               10,198
06/30/1997                              10,493               10,549
09/30/1997                              10,792               10,901
12/31/1997                              11,092               11,263
03/31/1998                              11,252               11,438
06/30/1998                              11,570               11,735
09/30/1998                              12,101               12,382
12/31/1998                              11,995               12,372
03/31/1999                              11,899               12,195
06/30/1999                              11,675               12,096
09/30/1999                              11,787               12,178
12/31/1999                              11,787               12,111
03/31/2000                              12,161               12,507
06/30/2000                              12,281               12,708
09/30/2000                              12,642               13,044
12/31/2000                              13,244               13,699
03/31/2001                              13,562               14,038
06/30/2001                              13,562               14,007
09/30/2001                              14,330               14,768
12/31/2001                              14,202               14,682
03/31/2002                              14,148               14,591
06/30/2002                              14,687               15,229
09/30/2002                              15,630               16,223
12/31/2002                              15,630               16,340
03/31/2003                              15,751               16,507
06/30/2003                              16,033               16,915
09/30/2003                              16,033               16,789
12/31/2003                              16,033               16,727
03/31/2004                              16,404               17,202
06/30/2004                              15,956               16,697
09/30/2004                              16,553               17,218
12/31/2004                              16,702               17,299
03/31/2005                              16,629               17,230
06/30/2005                              17,108               17,817
09/30/2005                              16,948               17,642
12/31/2005                              16,948               17,759

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/05

1-Year  1.48%      5-Year  5.06%      10-Year  5.42%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       5 | GOVERNMENT SECURITIES PORTFOLIO

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Portfolio, you incur two types of costs:
(1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            BEGINNING        ENDING            EXPENSES
                            ACCOUNT          ACCOUNT           PAID DURING
                            VALUE            VALUE             6 MONTHS ENDED
                            (7/1/05)         (12/31/05)        DECEMBER 31, 2005
--------------------------------------------------------------------------------
Actual                      $1,000.00        $  990.60         $4.78
--------------------------------------------------------------------------------
Hypothetical                 1,000.00         1,020.42          4.85

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2005 is as follows:

EXPENSE RATIO
-------------
    0.95%

--------------------------------------------------------------------------------


                       6 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.0%
--------------------------------------------------------------------------------
Ace Securities Corp., Home Equity Loan
Pass-Through Certificates, Series
2002-HE7, Cl. A2B, 4.559%, 11/25/35 1            $      40,000    $      40,025
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2004-2, Cl. A3, 3.58%,
1/15/09                                                 80,000           78,533
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                   6,156            6,138
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                  14,996           14,919
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Inc., Home Equity
Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                       30,000           30,000
Series 2005-17, Cl. 1AF1,
4.58%, 12/27/35 1                                       50,000           49,998
Series 2005-17, Cl. 1AF2,
5.363%, 12/27/35 1                                      20,000           20,005
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2004-B, Cl. A2, 2.48%, 2/8/07                     1,711            1,711
Series 2005-A, Cl. A2, 3.17%, 9/8/07                    56,158           55,993
Series 2005-B, Cl. A2, 3.75%, 12/8/07                   64,033           63,884
--------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity
Asset-Backed Security, Series 2004-3,
Cl. AF2, 3.80%, 7/25/34 1                               70,000           69,722
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Asset-
Backed Certificates, Home Equity
Receivables, Series 2005-FF10, Cl. A3,
4.589%, 11/25/35 1                                     110,000          110,068
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2005-A, Cl. A3, 3.48%, 11/17/08                  60,000           59,279
Series 2005-B, Cl. A2, 3.78%, 9/15/07                   51,088           50,981
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1, 4.63%,
1/20/35 1                                               54,506           54,544
--------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Mtg
Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 3.63%,
8/25/35 1                                               85,277           85,397
Series 2005-4, Cl. 2A1B, 5.17%,
10/25/35                                                54,005           54,039
Series 2005-10, Cl. 2A3B, 5.55%,
12/25/06                                                50,000           49,992

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust, Home Equity Pass-Through
Certificates:
Series 2005-1, Cl. AF2, 3.914%,
5/25/35 1                                        $      20,000    $      19,725
Series 2005-2, Cl. AF2, 4.415%,
4/25/35 1                                               30,000           29,706
Series 2005-6, Cl. A3, 5.68%, 1/25/36 1                 30,000           30,000
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Home Equity Obligations, Series
2003-25XS, Cl. A4, 4.51%, 8/25/33                       21,154           21,089
--------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Nts., Series 2004-2,
Cl. A2, 2.41%, 2/15/07                                   1,950            1,949
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                          19,339           19,307
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts., Series
2004-B, Cl. A2, 2.40%, 5/21/07                           9,620            9,606
--------------------------------------------------------------------------------
WFS Financial Owner Trust,
Automobile Receivable Obligations,
Series 2002-2, Cl. A4, 4.50%, 2/20/10                   17,284           17,293
                                                                  --------------
Total Asset-Backed Securities (Cost $1,047,495)                       1,043,903

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--86.1%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--74.5%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--73.0%
Fannie Mae Whole Loan, CMO
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44                          121,543          127,354
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                          154,892          150,977
5%, 1/1/36 2                                           239,000          231,382
6%, 10/1/22-10/1/34                                    456,497          462,640
6.50%, 4/1/18-12/1/30                                  293,465          302,026
7%, 8/1/16-10/1/31                                     109,370          113,897
10.50%, 10/1/20                                          8,408            9,428
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2042, Cl. N, 6.50%, 3/15/28                      58,132           59,654
Series 2046, Cl. G, 6.50%, 4/15/28                     182,251          188,050
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                         597              596
Series 2034, Cl. Z, 6.50%, 2/15/28                      20,482           21,157
Series 2053, Cl. Z, 6.50%, 4/15/28                      26,860           27,677
Series 2055, Cl. ZM, 6.50%, 5/15/28                     35,455           36,393
Series 2080, Cl. Z, 6.50%, 8/15/28                      23,387           23,972
Series 2220, Cl. PD, 8%, 3/15/30                         9,027            9,645


                       7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31              $      21,907    $      22,571
Series 2387, Cl. PD, 6%, 4/15/30                        27,669           27,932
Series 2456, Cl. BD, 6%, 3/15/30                        10,050           10,070
Series 2500, Cl. FD, 4.869%, 3/15/32 1                  16,021           16,198
Series 2526, Cl. FE, 4.769%, 6/15/29 1                  21,352           21,506
Series 2551, Cl. EA, 4%, 12/15/12                       81,074           80,931
Series 2551, Cl. FD, 4.769%, 1/15/33 1                  17,149           17,309
Series 2583, Cl. KA, 5.50%, 3/15/22                     51,120           51,217
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates, Series 3017, Cl. CF,
4.669%, 8/15/25 1                                       71,626           71,407
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 15.434%, 2/1/28 3                   10,508            2,148
Series 200, Cl. IO, 14.015%, 1/1/29 3                   12,333            2,681
Series 205, Cl. IO, 11.636%, 9/1/29 3                   67,957           15,975
Series 2003-118, Cl. S, 20.029%,
12/25/33 3                                             168,476           18,405
Series 2074, Cl. S, 7.416%, 7/17/28 3                   13,577            1,296
Series 2079, Cl. S, 7.334%, 7/17/28 3                   21,832            2,157
Series 2526, Cl. SE, 10.419%, 6/15/29 3                 35,168            2,409
Series 2819, Cl. S, 10.861%, 6/15/34 3                 309,457           22,546
Series 2920, Cl. S, 14.308%, 1/15/35 3                 202,227            9,776
Series 3000, Cl. SE, 20.785%, 7/15/25 3                219,368            8,017
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 6/1/18-7/1/18                                      199,801          198,012
5%, 1/1/36 2                                         1,354,000        1,312,110
5.50%, 3/1/33-1/1/34                                 1,098,148        1,090,502
5.50%, 1/1/21-1/1/36 2                               4,444,000        4,420,853
6%, 11/1/17-11/1/32                                    902,217          918,704
6%, 1/1/36 2                                           131,000          132,228
6.50%, 2/1/09-7/1/32                                   315,304          324,887
6.50%, 1/1/36 2                                        272,000          279,055
7%, 11/1/13-11/1/17                                    144,492          150,118
7.50%, 9/1/22-2/1/27                                    30,169           31,697
8.50%, 7/1/32                                            3,090            3,346
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg
Investment Conduit Pass-Through
Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27                       1,956            1,952
Trust 2001-50, Cl. NE, 6%, 8/25/30                      14,129           14,212
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                  89,663           92,348
Trust 2001-70, Cl. LR, 6%, 9/25/30                      17,888           18,060
Trust 2001-72, Cl. NH, 6%, 4/25/30                      11,201           11,288
Trust 2001-74, Cl. PD, 6%, 5/25/30                       3,761            3,771
Trust 2002-52, Cl. FG, 4.879%, 9/25/32 1                33,014           33,414
Trust 2002-77, Cl. WF, 4.77%, 12/18/32 1                26,483           26,685

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates: Continued
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23            $     187,000    $     188,420
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23                  137,000          137,998
Trust 2004-101, Cl. BG, 5%, 1/25/20                     67,000           66,122
Trust 2005-67, Cl. BF, 4.729%,
8/25/35 1                                              129,511          129,841
Trust 2005-100, Cl. BQ, 5.50%,
11/25/25                                                40,000           39,452
Trust 2005-100, Cl. F, 4.679%,
11/25/35 1                                             274,274          275,251
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2002-38, Cl. SO, 8.584%, 4/25/32 3                42,445            2,479
Trust 2002-39, Cl. SD, 6.945%, 3/18/32 3                28,066            2,280
Trust 2002-48, Cl. S, 10.408%, 7/25/32 3                29,701            2,539
Trust 2002-52, Cl. SL, 10.759%, 9/25/32 3               18,312            2,016
Trust 2002-53, Cl. SK, 7.221%, 4/25/32 3                97,789            8,306
Trust 2002-56, Cl. SN, 11.830%, 7/25/32 3               40,496            3,473
Trust 2002-77, Cl. IS, 11.079%, 12/18/32 3              72,314            6,081
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security, Trust 2002-28, Cl. SA,
10.896%, 4/25/32 3                                      17,718            1,506
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Cl. 2, 9.881%, 5/1/23 3                      23,396            5,104
Trust 240, Cl. 2, 20.431%, 9/1/23 3                     35,459            7,384
Trust 294, Cl. 2, 9.273%, 2/1/28 3                     251,738           52,790
Trust 301, Cl. 2, 7.705%, 4/1/29 3                      30,710            6,665
Trust 319, Cl. 2, 13.295%, 2/1/32 3                     21,004            4,762
Trust 321, Cl. 2, 13.354%, 3/1/32 3                     92,785           20,941
Trust 324, Cl. 2, 7.442%, 6/1/32 3                     115,201           25,513
Trust 327, Cl. 2, 16.111%, 8/1/32 3                    163,604           35,290
Trust 329, Cl. 2, 11.440%, 1/1/33 3                     82,355           18,252
Trust 333, Cl. 2, 12.858%, 3/1/33 3                    206,438           46,259
Trust 338, Cl. 2, 10.610%, 6/1/33 3                    334,302           74,708
Trust 346, Cl. 2, 11.671%, 12/1/33 3                   398,368           88,335
Trust 350, Cl. 2, 12.231%, 2/1/34 3                    221,020           49,015
Trust 2001-61, Cl. SH, 21.053%,
11/18/31 3                                             105,935            9,750
Trust 2001-63, Cl. SD, 10.177%,
12/18/31 3                                              30,044            2,494
Trust 2001-68, Cl. SC, 10.742%,
11/25/31 3                                              21,428            1,967
Trust 2001-81, Cl. S, 11.605%,
1/25/32 3                                               23,773            2,070
Trust 2002-9, Cl. MS, 10.333%,
3/25/32 3                                               33,986            2,971


                       8 | GOVERNMENT SECURITIES PORTFOLIO

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-77, Cl. SH, 12.545%,
12/18/32 3                                       $      28,696    $       2,703
Trust 2003-4, Cl. S, 20.563%, 2/25/33 3                 58,052            6,163
Trust 2005-40, Cl. SA, 13.682%,
5/25/35 3                                              117,246            6,247
Trust 2005-40, Cl. SB, 17.295%,
5/25/35 3                                              144,128            8,206
Trust 2005-71, Cl. SA, 19.968%,
8/25/25 3                                              140,653            8,405
                                                                  --------------
                                                                     12,584,399

--------------------------------------------------------------------------------
GNMA/GUARANTEED--1.5%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                            222,395          234,238
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, 5.944%, 7/16/28 3               43,531            4,132
Series 2001-21, Cl. SB, 3.873%, 1/16/27 3              223,530           15,392
                                                                  --------------
                                                                        253,762

--------------------------------------------------------------------------------
NON-AGENCY--11.6%
--------------------------------------------------------------------------------
COMMERCIAL--9.1%
Banc of America Commercial Mortgage,
Inc., Commercial Mtg. Pass-Through
Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                 60,000           58,133
Series 2005-2, Cl. A4, 4.783%, 7/10/43 1               100,000           98,182
Series 2005-3, Cl. A2, 4.501%, 7/10/43                  80,000           78,110
--------------------------------------------------------------------------------
Banc of America Funding Corp., CMO
Pass-Through Certificates, Series 2004-2,
Cl. 2A1, 6.50%, 7/20/32                                 76,310           76,393
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                  56,501           57,384
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 1                1,458            1,458
Series 2005-E, Cl. 2A2, 4.983%, 6/25/35 1               18,585           18,501
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage
Securities, Inc., Commercial Mtg.
Obligations, Series 2005-PWR7,
Cl. A2, 4.945%, 2/11/41                                 30,000           29,670
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Commercial Mtg.
Obligations, Series 2005-CD1, Cl. A4,
5.225%, 7/15/44                                         90,000           90,994
--------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%, 11/18/35                 45,283           46,569

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%,
7/10/39                                          $      50,000    $      49,154
Series 2005-CA, Cl. A3, 4.578%,
6/10/48                                                 30,000           29,201
Series 2005-C3, Cl. A2, 4.853%,
7/10/45                                                 50,000           49,669
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%,
7/15/29                                                 29,910           30,591
Series 2004-C3, Cl. A4, 4.547%,
12/10/41                                                40,000           38,744
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                                 50,000           48,719
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                                 50,000           50,153
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                                49,112           47,595
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                                 30,000           29,633
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 2005-LDP2,
Cl. A2, 4.575%, 7/15/42                                 20,000           19,604
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                         50,000           49,673
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                    85,630           86,100
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1                 70,000           69,681
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                          50,000           51,708
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                 96,000          105,024
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage
Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                90,000           89,007
Series 2005-C20, Cl. A5, 5.087%, 7/15/42 1              50,000           49,672


                       9 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
Washington Mutual Mortgage
Securities Corp., CMO Pass-Through
Certificates, Series 2005-AR5, Cl. A1,
4.681%, 5/25/35 1                                $      71,892    $      71,840
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities Trust, CMO, Series 2004-DD,
Cl. 2A1, 4.522%, 1/25/35 1                              53,042           52,880
                                                                  --------------
                                                                      1,574,042

--------------------------------------------------------------------------------
OTHER--1.7%
JP Morgan Mortgage Trust, CMO
Pass-Through Certificates, Series
2005-S2, Cl. 3A1, 6.754%, 9/25/32 1                    131,344          133,744
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 2005-LDP4, Cl. A2,
4.79%, 10/15/42                                         70,000           69,109
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., CMO Pass-Through
Certificates, Series 2005-AR8, Cl. 2AB1,
4.629%, 7/25/45 1                                       89,628           89,614
                                                                  --------------
                                                                        292,467

--------------------------------------------------------------------------------
RESIDENTIAL--0.8%
Countrywide Alternative Loan Trust,
CMO, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32 4                                       140,784          143,291
                                                                  --------------
Total Mortgage-Backed Obligations
(Cost $14,904,604)                                                   14,847,961

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--44.0%
--------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%,
10/5/07 4,5                                             90,000           82,998
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec.
Bonds, 3.125%, 11/15/06                              1,710,000        1,686,611
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 3.625%, 9/15/06                           430,000          426,976
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
6%, 5/15/08-5/15/11                                    935,000          967,760
7.25%, 1/15/10 6                                       970,000        1,057,821
7.25%, 5/15/30 4                                        90,000          119,496
--------------------------------------------------------------------------------
Freddie Mac, 6% Unsec. Reference
Nts., 6/15/11                                          870,000          921,943
--------------------------------------------------------------------------------
Resolution Funding Corp. STRIPS,
5.22%, 1/15/21 4,5                                     825,000          404,407
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35 4                                        55,000           52,202
5.88%, 4/1/36                                          150,000          171,051
Series A, 6.79%, 5/23/12                               908,000        1,006,171

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28 4                                 $      62,000    $      69,733
9.25%, 2/15/16 4                                       180,000          249,504
STRIPS, 4.41%, 2/15/16 4,5                             570,000          361,894
                                                                  --------------
Total U.S. Government Obligations
(Cost $7,646,362)                                                     7,578,567

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.1%
--------------------------------------------------------------------------------
Undivided interest of 0.03% in joint repurchase
agreement (Principal Amount/Value $1,414,200,000,
with a maturity value of $1,414,844,247) with UBS
Warburg LLC, 4.10%, dated 12/30/05, to be
repurchased at $358,163 on 1/3/06, collateralized
by Federal Home Loan Mortgage Corp., 5%, 1/1/35,
with a value of $157,513,104 and Federal National
Mortgage Assn., 5%--5.50%, 3/1/34--10/1/35,
with a value of $1,301,420,187
(Cost $358,000)                                        358,000          358,000
--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $23,956,461)                                                   23,828,431

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--2.8%
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.8%
Undivided interest of 0.02% in joint repurchase
agreement (Principal Amount/Value $3,150,000,000,
with a maturity value of $3,151,501,500) with
Nomura Securities, 4.29%, dated 12/30/05, to be
repurchased at $483,654 on 1/3/06, collateralized
by U.S. Agency Mortgages, 3.34%--9.50%,
6/1/08--5/1/38, with a value of
$3,213,000,000 7 (Cost $483,424)                       483,424          483,424

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $24,439,885)                                       141.0%      24,311,855
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (41.0)      (7,074,031)
                                                 -------------------------------
NET ASSETS                                               100.0%   $  17,237,824
                                                 ===============================


                      10 | GOVERNMENT SECURITIES PORTFOLIO

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. When-issued security or forward commitment to be delivered and settled after December 31, 2005. See Note 1 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $619,608 or 3.59% of the Portfolio's net assets as of December 31, 2005.

4. Partial or fully-loaned security. See Note 7 of Notes to Financial
Statements.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $38,169. See Note 5 of Notes to Financial Statements.

7. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      11 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $1,470,865) (cost $24,439,885)
--see accompanying statement of investments                                                                       $    24,311,855
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                       16,119
----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                                     876
----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $720,405 sold on a when-issued basis or forward commitment)                                   724,109
Interest and principal paydowns                                                                                           121,773
Other                                                                                                                       4,096
                                                                                                                  ----------------
Total assets                                                                                                           25,178,828

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                                483,424
----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $6,955,657 purchased on a when-issued basis or forward commitment)                     7,430,154
Shareholder communications                                                                                                  6,032
Directors' compensation                                                                                                     5,177
Futures margins                                                                                                               872
Transfer and shareholder servicing agent fees                                                                                 860
Shares of capital stock redeemed                                                                                              188
Other                                                                                                                      14,297
                                                                                                                  ----------------
Total liabilities                                                                                                       7,941,004

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                        $    17,237,824
                                                                                                                  ================

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                              $        16,240
----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                             16,784,390
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                         603,497
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                                              (58,049)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                               (108,254)
                                                                                                                  ----------------
NET ASSETS--applicable to 16,239,906 shares of capital stock outstanding                                          $    17,237,824
                                                                                                                  ================

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                          $          1.06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      12 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          $       716,479
----------------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                                      1,990
                                                                                                                  ----------------
Total investment income                                                                                                   718,469

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                            92,918
----------------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                                    15,000
----------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                                13,731
----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                              10,027
----------------------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                                  9,444
----------------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                                     4,863
----------------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                                 1,500
----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                   383
----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       7,763
                                                                                                                  ----------------
Total expenses                                                                                                            155,629
Less reduction to custodian expenses                                                                                         (383)
                                                                                                                  ----------------
Net expenses                                                                                                              155,246

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                     563,223

----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                               (49,274)
Closing and expiration of futures contracts                                                                                84,508
Swap contracts                                                                                                             (8,034)
                                                                                                                  ----------------
Net realized gain                                                                                                          27,200
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                              (228,935)
Futures contracts                                                                                                           4,179
Swap contracts                                                                                                             (1,632)
                                                                                                                  ----------------
Net change in unrealized depreciation                                                                                    (226,388)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $       364,035
                                                                                                                  ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      13 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                  2005                2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $       563,223     $       523,317
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                      27,200             941,577
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                 (226,388)           (718,541)
                                                                                              ------------------------------------
Net increase in net assets resulting from operations                                                  364,035             746,353

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                 (580,801)           (685,809)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                 (623,960)           (400,683)

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions                                  (24,626)         (1,093,333)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                       (865,352)         (1,433,472)
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                18,103,176          19,536,648
                                                                                              ------------------------------------
End of period (including accumulated net investment income of
  $603,497 and $572,514, respectively)                                                        $    17,237,824     $    18,103,176
                                                                                              ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      14 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                   2005          2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   1.12      $   1.14     $   1.16     $   1.11     $   1.10
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .03 1         .03 1        .04          .05          .04
Net realized and unrealized gain (loss)                   (.01)          .01         (.01)         .06          .04
                                                      ----------------------------------------------------------------
Total from investment operations                           .02           .04          .03          .11          .08
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.04)         (.04)        (.05)        (.06)        (.07)
Distributions from net realized gain                      (.04)         (.02)          --           --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions to shareholders      (.08)         (.06)        (.05)        (.06)        (.07)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   1.06      $   1.12     $   1.14     $   1.16     $   1.11
                                                      ================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        1.48%         4.17%        2.58%       10.06%        7.23%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 17,238      $ 18,103     $ 19,537     $ 21,946     $ 18,984
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 17,696      $ 18,464     $ 20,743     $ 20,347     $ 18,805
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.18%         2.83%        3.43%        4.42%        3.49%
Total expenses                                            0.88% 4       0.85% 4      0.84% 4      0.77% 4      0.79% 4
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     84% 5         99% 5        43%          25%          19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchases and of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2005                $    93,525,147      $    93,213,905
Year Ended December 31, 2004                    121,615,587          127,136,434

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      15 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2005, the Portfolio had purchased $6,955,657 of securities issued on a when-issued basis or forward commitment and sold $720,405 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records


                      16 | GOVERNMENT SECURITIES PORTFOLIO
the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $608,258                   $--                $39,149             $127,969

1. As of December 31, 2005, the Portfolio had $15,147 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2005, details of the capital loss carryforward was as follows:

                        EXPIRING
                        ------------------
                        2013      $ 15,147

2. As of December 31, 2005, the Portfolio had $24,002 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2014.

3. During the fiscal year ended December 31, 2005, the Portfolio did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2004, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and


                      17 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Portfolio were unaffected by the reclassifications.

      INCREASE                 INCREASE TO
      TO ACCUMULATED       ACCUMULATED NET
      NET INVESTMENT      REALIZED LOSS ON
      INCOME                   INVESTMENTS
      ------------------------------------
      $48,561                      $48,561

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                           YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 2005       DECEMBER 31, 2004
      ------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                    $    812,319            $    685,809
      Long-term capital gain                  392,442                 400,683
                                         -------------------------------------
      Total                              $  1,204,761            $  1,086,492
                                         =====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities            $  24,439,885
      Federal tax cost of other investments        (3,625,029)
                                                --------------
      Total federal tax cost                    $  20,814,856
                                                ==============

      Gross unrealized appreciation             $     137,365
      Gross unrealized depreciation                  (265,334)
                                                --------------
      Net unrealized depreciation               $    (127,969)
                                                ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                      18 | GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Portfolio. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings. At December 31, 2005, the Portfolio had $299 of such earnings on cash balances available to offset future custodian fees or interest expenses incurred during the next fiscal year.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2005    YEAR ENDED DECEMBER 31, 2004
                                                  SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Sold                                              54,789       $    59,750       258,932      $    284,649
Dividends and/or distributions reinvested      1,158,423         1,204,761       987,719         1,086,492
Redeemed                                      (1,207,166)       (1,289,137)   (2,207,520)       (2,464,474)
                                              -------------------------------------------------------------
Net increase (decrease)                            6,046       $   (24,626)     (960,869)     $ (1,093,333)
                                              =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                                       PURCHASES          SALES
--------------------------------------------------------------------------------
Investment securities                               $ 10,139,865   $  9,424,629
U.S. government and government agency obligations      4,045,661      4,390,940
To Be Announced (TBA) mortgage-related securities     93,525,147     93,213,905

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.


                      19 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2005, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2005, the Portfolio had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                               EXPIRATION   NUMBER OF       VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                DATES   CONTRACTS     DECEMBER 31, 2005   (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   3/22/06          13            $1,484,438        $  24,787
U.S. Treasury Nts., 10 yr.        3/22/06           1               109,406             (238)
                                                                                   ----------
                                                                                      24,549
                                                                                   ----------
CONTRACTS TO SELL
U.S Treasury Nts., 2 yr.          3/31/06          13             2,667,438           (1,542)
U.S Treasury Nts., 5 yr.          3/22/06          24             2,552,250           (4,107)
                                                                                   ----------
                                                                                      (5,649)
                                                                                   ----------
                                                                                   $  18,900
                                                                                   ==========


                      20 | GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the valuation of such contracts as well as the amount due to (owed by) the Portfolio at termination or settlement is combined and separately disclosed as an asset (liability) on the Statement of Assets and Liabilities. The Portfolio also records any periodic payments received from (paid to) the counterparty under such contracts as realized gain (loss) on the "Statement of Operations." Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of December 31, 2005, the Portfolio had entered into the following total return swap agreements:

SWAP                                                               NOTIONAL   TERMINATION    UNREALIZED
COUNTERPARTY       SWAP DESCRIPTION                                  AMOUNT          DATE  APPRECIATION
-------------------------------------------------------------------------------------------------------
                   Received or paid monthly. If the sum of the
                   Lehman Brothers CMBS Index Payer Payment
                   Amount and the Floating Rate Payer Payment
                   Amount is positive, the Counterparty will pay
                   such amount to the Portfolio. If the sums are
                   negative, then the Portfolio shall pay the
Goldman Sachs      absolute value of such amount to the
Group, Inc. (The)  Counterparty.                                   $310,000        6/1/06          $876

Abbreviations are as follows:
CMBS       Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of U.S. Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Portfolio retains a portion of the interest earned from the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2005, the Portfolio had on loan securities valued at $1,470,865. Collateral of $1,499,926 was received for the loans, of which $483,424 was received in cash and subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment


                      21 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      22 | GOVERNMENT SECURITIES PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006


                      23 | GOVERNMENT SECURITIES PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2005. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.0245 per share were paid to shareholders, respectively, on March 14, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      24 | GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      25 | GOVERNMENT SECURITIES PORTFOLIO

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. The Board also considered compliance reports from the Portfolio's Chief Compliance Officer. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the Portfolio's portfolio managers and the Manager's fixed-income investment team and analysts. The Portfolio has been managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord, Charles Moon, Geoffrey Caan and Antulio N. Bomfim. Messrs. Manioudakis, Gord, Caan, Moon and Bomfim have each had between 11 and 15 years of experience managing fixed-income investments. The Board members also considered the totality of their experiences with the Manager, as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the


                      26 | GOVERNMENT SECURITIES PORTFOLIO

Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other general U.S. government funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Portfolio's one-year, three-year, five-year and ten-year performance were all better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also evaluated the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio, other general U.S. government funds and other funds with comparable asset levels and distribution features. The Board noted that, although the Portfolio's actual management fees are higher than its peer group median and average, its contractual management fees and total expenses are both lower than its peer group median and average. In light of this, the Board concluded that the management fee was reasonable.

      ECONOMIES OF SCALE. The Board considered whether the Manager may realize economies of scale in managing and supporting the Portfolio, whether those economies of scale benefit the Portfolio's shareholders and the current level of Portfolio assets in relation to the Portfolio's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Portfolio grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates. The Board also considered the nature and quality of services provided by affiliates of the Manager, which it reviews at other times during the year in connection with the renewal of the Portfolio's service agreements. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                      27 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
THE PORTFOLIOS, LENGTH OF       NUMBER OF PORTFOLIOS IN THE PORTFOLIOS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE

INDEPENDENT                     THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                       80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company
Chairman of the Board           (since 1991), Centennial State Mortgage Company (since 1994), and The El Paso Mortgage
of Directors (since 2003),      Company (since 1993); Chairman of the following private companies: Ambassador Media
Director (since 1999)           Corporation (since 1984) and Broadway Ventures (since 1984); Director of the following:
Age: 68                         Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus
                                Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services,
                                Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage)
                                (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                 Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Director (since 1996)           funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 74                         Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice
                                Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                                Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards Trust Company (until March
                                1999) and A.G.E. Asset Management (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation (December
Director (since 2002)           1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June
Age: 69                         1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March
                                1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site) (since June
Director (since 2002)           2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 67                         PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
                                Waterhouse LLP Global Investment Management Industry Services Group (July 1994-June 1998).
                                Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern
Director (since 1997)           Energy Corp. (public utility corporation) (since November 2004); Director of P.R.
Age: 64                         Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation
                                (non-profit organization) (February 1998-February 2003); Chairman and Director (until
                                October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition
                                Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                                Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the
                                OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado Uplift (charitable organization) (since September 1984). Mr. Freedman
Director (since 1996)           held several positions with the Manager and with subsidiary or affiliated companies of the
Age: 65                         Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational organization) (since
Director (since 2002)           February 2000); Director of The California Endowment (philanthropic organization) (since
Age: 59                         April 2002); Director of Community Hospital of Monterey Peninsula (since February 2002);
                                Vice Chair of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund) (since
                                October 1991); President of ARCO Investment Management Company (February 1991-April 2000);
                                Member of the investment committees of The Rockefeller Foundation and The University of
                                Michigan; Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004);


                      28 | GOVERNMENT SECURITIES PORTFOLIO

BEVERLY L. HAMILTON,            Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of
Continued                       the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland)
                                pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,               Director of Jones International University (educational organization) (since August 2005);
Director (since 2002)           Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial
Age: 61                         banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since
                                1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000);
                                Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado
                                National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees
                                38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Director (since 2002)           company) (since 1996) and MML Series Investment Fund (investment company) (since 1996),
Age: 63                         Trustee and Chairman of the Investment Committee (since 1994) of the Worcester Polytech
                                Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B.(formerly SIS Bank)
                                (commercial bank) (January 1999-July 1999); Member of the Investment Committee of the
                                Community Foundation of Western Massachusetts (1998-2003); and Executive Vice President of
                                Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees
                                40 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                     YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL
                                HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL
                                HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO
                                HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director (since June 2001) and President (since
President and                   September 2000) of the Manager; President and Director or Trustee of other Oppenheimer
Principal Executive Officer     funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding
(since 2001) and                company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
Director (since 2002)           Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director
Age: 56                         of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds
                                Legacy Program (charitable trust program established by the Manager) (since July 2001);
                                Director of the following investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer
                                Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                                Member of the Investment Company Institute's Board of Governors (since October 3, 2003);
                                Chief Operating Officer of the Manager (September 2000-June 2001); President and Trustee of
                                MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                                1999-August 2000); President, Chief Executive Officer and Director of MML Bay State Life
                                Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                                1998). Oversees 87 portfolios in the OppenheimerFunds complex.


                      29 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MANIOUDAKIS AND
OF THE PORTFOLIO                ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR
                                REMOVAL.

ANGELO MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and              Corporation (since April, 2002 and of OFI Institutional Asset Management, Inc. (since June
Portfolio Manager               2002); Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division
(since 2002)                    of Morgan Stanley Investment Management (August 1993-April 2002). An officer of 14
Age: 39                         portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and              President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Chief Compliance Officer        Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
(since 2004)                    of the Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds
Age: 55                         complex.

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and                   following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Principal Financial             Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
and Accounting Officer          Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
(since 1999)                    2000), OppenheimerFunds International Ltd. And OppenheimerFunds plc (since May 2000), OFI
Age: 46                         Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003)
                                and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary    Manager; General Counsel and Director of the Distributor (since December 2001); General
(since 2001)                    Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 57                         President and General Counsel of HarbourView Asset Management Corporation (since December
                                2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                International Ltd. (September 1997-November 2001). An officer of 87 portfolios in the
                                OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      30 | GOVERNMENT SECURITIES PORTFOLIO


GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. We are pleased with the Portfolio's performance during 2005, particularly because our security selection models helped the Portfolio identify many of the better-performing stocks within each of the S&P 500 Index's industry groups.

      The Portfolio's overweighted position and security selection strategy in the energy sector proved to be particularly rewarding. In addition to identifying winners among U.S.-based energy companies, the Portfolio received strong contributions from several Canadian energy firms. The Portfolio's relative performance also benefited from its relatively light exposure to consumer discretionary companies, which provided relatively disappointing results.

      On the other hand, the Portfolio's slightly overweighted exposure to information technology stocks detracted modestly from performance, due primarily to poor returns from some of the sector's larger companies. The Portfolio's holdings of very large telecommunications companies also held back returns.

      Finally, the Portfolio benefited during 2005 from our efforts to achieve a better balance across capitalization ranges. Early in the year, we reduced the Portfolio's emphasis on mega-cap stocks in favor of large-cap stocks, which helped it avoid the full brunt of relative weakness among the market's largest companies.

      During the second half of 2005 we began to see some significant changes in the ratings assigned by our statistical models to individual stocks. We attribute the shifts to seasonal factors, in which more growth-oriented, economically sensitive stocks historically have tended to fare better than value-oriented shares during the fourth and first quarters of the year. As a result, information technology companies replaced energy and financial stocks as the Portfolio's most overweighted market sector. Nonetheless, the Portfolio is still overweighted in energy and it is now overweighted in healthcare. All other sectors are underweighted relative to its benchmark, the S&P 500 Index, including the financial sector which was the most overweighted sector in mid-2005.

      Although we do not make investment decisions based on a macroeconomic outlook, we are encouraged by signs that larger-cap stocks may finally be returning to favor. Regardless of the market's direction in 2006, however, we intend to continue to employ our quantitative models when constructing a broadly diversified, fully invested stock portfolio. Indeed, we believe that the consistency of our disciplined approach is central to what makes Panorama Series Fund, Inc.--Growth Portfolio part of The Right Way to Invest.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2005. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


                              4 | GROWTH PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Panorama Series Fund, Inc.--Growth Portfolio

     S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Panorama Series Fund,
                              Inc.--Growth Portfolio        S&P 500 Index

   12/31/1995                         10,000                   10,000
   03/31/1996                         10,474                   10,537
   06/30/1996                         10,611                   11,009
   09/30/1996                         10,930                   11,349
   12/31/1996                         11,887                   12,295
   03/31/1997                         11,930                   12,625
   06/30/1997                         13,628                   14,827
   09/30/1997                         15,152                   15,937
   12/31/1997                         15,022                   16,395
   03/31/1998                         16,586                   18,680
   06/30/1998                         16,387                   19,300
   09/30/1998                         13,747                   17,385
   12/31/1998                         16,287                   21,084
   03/31/1999                         15,990                   22,134
   06/30/1999                         16,776                   23,691
   09/30/1999                         15,099                   22,215
   12/31/1999                         15,675                   25,518
   03/31/2000                         15,368                   26,103
   06/30/2000                         15,088                   25,409
   09/30/2000                         15,158                   25,163
   12/31/2000                         13,691                   23,196
   03/31/2001                         12,239                   20,447
   06/30/2001                         12,805                   21,643
   09/30/2001                         11,390                   18,468
   12/31/2001                         12,239                   20,441
   03/31/2002                         12,486                   20,497
   06/30/2002                         11,345                   17,753
   09/30/2002                          9,490                   14,687
   12/31/2002                          9,918                   15,925
   03/31/2003                          9,541                   15,423
   06/30/2003                         10,914                   17,796
   09/30/2003                         11,203                   18,267
   12/31/2003                         12,577                   20,490
   03/31/2004                         12,784                   20,837
   06/30/2004                         12,857                   21,195
   09/30/2004                         12,638                   20,799
   12/31/2004                         13,733                   22,718
   03/31/2005                         13,501                   22,230
   06/30/2005                         13,724                   22,535
   09/30/2005                         14,243                   23,347
   12/31/2005                         14,614                   23,833


AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/2005

     1-Year 6.41%          5-Year 1.31%            10-Year 3.87%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT


                              5 | GROWTH PORTFOLIO

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Portfolio, you incur two types of costs:
(1) transactions costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                               BEGINNING       ENDING          EXPENSES
                               ACCOUNT         ACCOUNT         PAID DURING
                               VALUE           VALUE           6 MONTHS ENDED
                               (7/1/05)        (12/31/05)      DECEMBER 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000.00       $1,064.90       $3.60
--------------------------------------------------------------------------------
Hypothetical                    1,000.00        1,021.73        3.52

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2005 is as follows:

EXPENSE RATIO
-------------
    0.69%

The expense ratio reflects voluntary waivers or reimbursements of expenses by the Portfolio's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Portfolio's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                              6 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.3%
Dana Corp.                                                   3,300    $   23,694
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1,2                         4,400        76,472
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                       3,700       269,767
--------------------------------------------------------------------------------
Lear Corp. 2                                                   200         5,692
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp. 1,2                              800        21,080
--------------------------------------------------------------------------------
Visteon Corp. 1,2                                            3,000        18,780
                                                                      ----------
                                                                         415,485

--------------------------------------------------------------------------------
AUTOMOBILES--0.5%
Ford Motor Co.                                              57,311       442,441
--------------------------------------------------------------------------------
Harley-Davidson, Inc. 2                                      7,300       375,877
                                                                      ----------
                                                                         818,318

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
Genuine Parts Co.                                              400        17,568
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Career Education Corp. 1,2                                   1,800        60,696
--------------------------------------------------------------------------------
Weight Watchers International, Inc. 1                          900        44,487
                                                                      ----------
                                                                         105,183

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Choice Hotels International, Inc. 2                            600        25,056
--------------------------------------------------------------------------------
CKE Restaurants, Inc. 2                                        200         2,702
--------------------------------------------------------------------------------
International Game Technology                                2,000        61,560
--------------------------------------------------------------------------------
McDonald's Corp.                                            14,800       499,056
--------------------------------------------------------------------------------
Six Flags, Inc. 1,2                                            700         5,397
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                            6,900       323,472
                                                                      ----------
                                                                         917,243

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
American Greetings Corp., Cl. A 2                            1,200        26,364
--------------------------------------------------------------------------------
Beazer Homes USA, Inc. 2                                     1,100        80,124
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                            4,100       146,493
--------------------------------------------------------------------------------
Lennar Corp., Cl. A                                            900        54,918
--------------------------------------------------------------------------------
MDC Holdings, Inc. 2                                           400        24,792
--------------------------------------------------------------------------------
Whirlpool Corp.                                                100         8,376
                                                                      ----------
                                                                         341,067

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
eBay, Inc. 1                                                 8,900       384,925
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.0%
Hasbro, Inc.                                                 3,100        62,558
--------------------------------------------------------------------------------
MEDIA--3.7%
Cablevision Systems Corp.,
New York Group, Cl. A 1                                      1,600        37,552


                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
CCE Spinco, Inc. 1                                           1,600    $   20,960
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                          12,800       402,560
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                      23,027       597,781
--------------------------------------------------------------------------------
Gannett Co., Inc.                                            8,300       502,731
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                35,200       277,024
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                 5,400       278,802
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                     34,700       539,585
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                          4,600       391,598
--------------------------------------------------------------------------------
R.H. Donnelley Corp. 1,2                                       400        24,648
--------------------------------------------------------------------------------
Time Warner, Inc.                                           81,000     1,412,640
--------------------------------------------------------------------------------
Tribune Co. 2                                                1,700        51,442
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                         26,704       870,550
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                       19,800       474,606
                                                                      ----------
                                                                       5,882,479

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.6%
Dollar General Corp. 2                                       2,300        43,861
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                                 2,600        62,244
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                            9,000       596,970
--------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                          9,100       505,960
--------------------------------------------------------------------------------
Kohl's Corp. 1                                               2,600       126,360
--------------------------------------------------------------------------------
Nordstrom, Inc.                                             11,500       430,100
--------------------------------------------------------------------------------
Saks, Inc. 1                                                 3,100        52,266
--------------------------------------------------------------------------------
Sears Holdings Corp. 1,2                                     1,000       115,530
--------------------------------------------------------------------------------
Target Corp.                                                12,400       681,628
                                                                      ----------
                                                                       2,614,919

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.9%
American Eagle Outfitters, Inc. 2                            2,900        66,642
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1,2                                     800        27,616
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                           3,700        80,401
--------------------------------------------------------------------------------
Barnes & Noble, Inc. 2                                       1,700        72,539
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc. 1                                    5,100       184,365
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                          10,400       452,192
--------------------------------------------------------------------------------
Building Materials Holding Corp. 2                             300        20,463
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1,2                                        1,200        52,716
--------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. 1,2                       600        29,652
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group 2                                         2,700        60,993
--------------------------------------------------------------------------------
Claire's Stores, Inc. 2                                      1,500        43,830
--------------------------------------------------------------------------------
GameStop Corp., Cl. A 1,2                                      552        17,565
--------------------------------------------------------------------------------
Gap, Inc. (The)                                             23,900       421,596
--------------------------------------------------------------------------------
Home Depot, Inc.                                            33,500     1,356,080
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                           10,300       686,598
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1,2                              1,350        39,744
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                         3,100        97,340


                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
OfficeMax, Inc. 2                                            2,000    $   50,720
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1,2                                   100         2,510
--------------------------------------------------------------------------------
Sports Authority, Inc. (The) 1,2                               800        24,904
--------------------------------------------------------------------------------
Staples, Inc.                                               27,250       618,848
--------------------------------------------------------------------------------
Talbots, Inc. (The) 2                                          800        22,256
--------------------------------------------------------------------------------
Tiffany & Co.                                                  300        11,487
--------------------------------------------------------------------------------
TJX Cos., Inc. (The) 2                                       8,400       195,132
--------------------------------------------------------------------------------
Too, Inc. 1,2                                                  800        22,568
--------------------------------------------------------------------------------
Zale Corp. 1,2                                                 500        12,575
                                                                      ----------
                                                                       4,671,332

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. 1                                               12,100       403,414
--------------------------------------------------------------------------------
Jones Apparel Group, Inc. 2                                  1,100        33,792
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                            600        21,492
--------------------------------------------------------------------------------
Phillips/Van Heusen Corp. 2                                    400        12,960
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1,2                                    2,100        68,355
--------------------------------------------------------------------------------
VF Corp.                                                       100         5,534
                                                                      ----------
                                                                         545,547

--------------------------------------------------------------------------------
CONSUMER STAPLES--7.3%
--------------------------------------------------------------------------------
BEVERAGES--1.1%
Coca-Cola Co. (The)                                         20,000       806,200
--------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                             4,000       114,440
--------------------------------------------------------------------------------
PepsiCo, Inc.                                               14,420       851,934
                                                                      ----------
                                                                       1,772,574

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.9%
Albertson's, Inc.                                            2,600        55,510
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                       3,000       148,410
--------------------------------------------------------------------------------
Kroger Co. (The) 1                                          23,600       445,568
--------------------------------------------------------------------------------
Performance Food Group Co. 1,2                                 200         5,674
--------------------------------------------------------------------------------
Rite Aid Corp. 1,2                                           6,800        23,664
--------------------------------------------------------------------------------
Safeway, Inc.                                               22,200       525,252
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                              2,200        71,456
--------------------------------------------------------------------------------
Sysco Corp.                                                  3,100        96,255
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                       27,700     1,296,360
--------------------------------------------------------------------------------
Walgreen Co.                                                 3,100       137,206
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                                     3,300       255,387
                                                                      ----------
                                                                       3,060,742

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.8%
Archer-Daniels-Midland Co.                                  15,800       389,628
--------------------------------------------------------------------------------
Campbell Soup Co.                                            3,600       107,172
--------------------------------------------------------------------------------
Chiquita Brands International, Inc. 2                          100         2,001
--------------------------------------------------------------------------------
Dean Foods Co. 1,2                                           1,500        56,490
--------------------------------------------------------------------------------
Del Monte Foods Co. 1                                          800         8,344


                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
General Mills, Inc.                                          5,600    $  276,192
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                             2,300        77,556
--------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B 2                               1,900        63,004
--------------------------------------------------------------------------------
Sara Lee Corp.                                               9,800       185,220
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A 2                                   2,100        35,910
                                                                      ----------
                                                                       1,201,517

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.6%
Energizer Holdings, Inc. 1                                     800        39,832
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                         1,500        89,475
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                  41,665     2,411,570
                                                                      ----------
                                                                       2,540,877

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.2%
Avon Products, Inc.                                         12,400       354,020
--------------------------------------------------------------------------------
TOBACCO--1.7%
Altria Group, Inc.                                          29,900     2,234,128
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                                     800        35,192
--------------------------------------------------------------------------------
Reynolds American, Inc. 2                                    4,900       467,117
                                                                      ----------
                                                                       2,736,437

--------------------------------------------------------------------------------
ENERGY--11.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Grey Wolf, Inc. 1                                            3,800        29,374
--------------------------------------------------------------------------------
Halliburton Co.                                              3,100       192,076
--------------------------------------------------------------------------------
Helmerich & Payne, Inc. 2                                      400        24,764
--------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                                 600        30,996
--------------------------------------------------------------------------------
NS Group, Inc. 1,2                                             600        25,086
--------------------------------------------------------------------------------
Precision Drilling Trust                                     1,600        52,826
--------------------------------------------------------------------------------
Pride International, Inc. 1                                  1,200        36,900
--------------------------------------------------------------------------------
Transocean, Inc. 1                                           5,900       411,171
--------------------------------------------------------------------------------
Universal Compression Holdings, Inc. 1,2                       600        24,672
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1,2                                          800        28,392
                                                                      ----------
                                                                         856,257

--------------------------------------------------------------------------------
OIL & GAS--10.6%
Amerada Hess Corp.                                           2,200       279,004
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                     6,300       596,925
--------------------------------------------------------------------------------
Apache Corp.                                                 7,100       486,492
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                   9,200       793,040
--------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                              5,300       262,755
--------------------------------------------------------------------------------
Chevron Corp.                                               40,101     2,276,534
--------------------------------------------------------------------------------
Comstock Resources, Inc. 1,2                                   900        27,459
--------------------------------------------------------------------------------
ConocoPhillips                                              29,292     1,704,209
--------------------------------------------------------------------------------
Devon Energy Corp.                                           8,600       537,844
--------------------------------------------------------------------------------
EOG Resources, Inc.                                          3,000       220,110
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                           97,676     5,486,461


                              8 | GROWTH PORTFOLIO

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
General Maritime Corp. 2                                       500    $   18,520
--------------------------------------------------------------------------------
Giant Industries, Inc. 1,2                                     400        20,784
--------------------------------------------------------------------------------
KCS Energy, Inc. 1,2                                         1,100        26,642
--------------------------------------------------------------------------------
Kerr-McGee Corp. 2                                           3,518       319,645
--------------------------------------------------------------------------------
Marathon Oil Corp.                                          11,400       695,058
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                   9,000       718,920
--------------------------------------------------------------------------------
OMI Corp. 2                                                    800        14,520
--------------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                             1,200        60,468
--------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 1                           13,500       358,854
--------------------------------------------------------------------------------
Remington Oil & Gas Corp. 1,2                                  700        25,550
--------------------------------------------------------------------------------
Sunoco, Inc.                                                 6,600       517,308
--------------------------------------------------------------------------------
Swift Energy Co. 1,2                                           700        31,549
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                        4,800       254,359
--------------------------------------------------------------------------------
Tesoro Corp. 2                                               1,400        86,170
--------------------------------------------------------------------------------
Trilogy Energy Trust                                         4,300        88,038
--------------------------------------------------------------------------------
Valero Energy Corp.                                         13,000       670,800
--------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                      1,200        63,996
--------------------------------------------------------------------------------
Whiting Petroleum Corp. 1,2                                    700        28,000
--------------------------------------------------------------------------------
XTO Energy, Inc.                                             6,800       298,792
                                                                      ----------
                                                                      16,968,806

--------------------------------------------------------------------------------
FINANCIALS--20.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
Ameriprise Financial, Inc.                                   2,320        95,120
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                             6,600       210,210
--------------------------------------------------------------------------------
Mellon Financial Corp.                                       4,800       164,400
--------------------------------------------------------------------------------
Northern Trust Corp.                                         2,300       119,186
                                                                      ----------
                                                                         588,916

--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.3%
Astoria Financial Corp. 2                                    2,450        72,030
--------------------------------------------------------------------------------
Bank of America Corp.                                       59,896     2,764,200
--------------------------------------------------------------------------------
BB&T Corp. 2                                                 3,000       125,730
--------------------------------------------------------------------------------
Comerica, Inc.                                               3,200       181,632
--------------------------------------------------------------------------------
Golden West Financial Corp.                                  3,000       198,000
--------------------------------------------------------------------------------
KeyCorp                                                      7,900       260,147
--------------------------------------------------------------------------------
M&T Bank Corp.                                               1,600       174,480
--------------------------------------------------------------------------------
National City Corp. 2                                        5,400       181,278
--------------------------------------------------------------------------------
PNC Financial Services Group, Inc. 2                         2,200       136,026
--------------------------------------------------------------------------------
Regions Financial Corp.                                      3,063       104,632
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                         1,700       123,692
--------------------------------------------------------------------------------
U.S. Bancorp                                                33,725     1,008,040
--------------------------------------------------------------------------------
UnionBanCal Corp.                                            2,600       178,672
--------------------------------------------------------------------------------
Wachovia Corp.                                              25,200     1,332,072
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                     16,160       702,960

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Wells Fargo & Co.                                           15,800    $  992,714
                                                                      ----------
                                                                       8,536,305

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--8.7%
American Express Co.                                        11,200       576,352
--------------------------------------------------------------------------------
AmeriCredit Corp. 1,2                                        3,900        99,957
--------------------------------------------------------------------------------
Ameritrade Holding Corp.                                     2,600        62,400
--------------------------------------------------------------------------------
Capital One Financial Corp.                                  7,435       642,384
--------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                            1,000       367,490
--------------------------------------------------------------------------------
CIT Group, Inc.                                              6,100       315,858
--------------------------------------------------------------------------------
Citigroup, Inc.                                             74,977     3,638,634
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                              8,900     1,136,619
--------------------------------------------------------------------------------
Janus Capital Group, Inc. 2                                  1,900        35,397
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                        52,804     2,095,791
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                               7,000       897,190
--------------------------------------------------------------------------------
MBNA Corp.                                                  18,400       499,560
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                   17,400     1,178,502
--------------------------------------------------------------------------------
Moody's Corp.                                                4,800       294,816
--------------------------------------------------------------------------------
Morgan Stanley                                              23,900     1,356,086
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                      27,900       409,293
--------------------------------------------------------------------------------
State Street Corp.                                           5,200       288,288
                                                                      ----------
                                                                      13,894,617

--------------------------------------------------------------------------------
INSURANCE--4.4%
AFLAC, Inc.                                                  2,500       116,050
--------------------------------------------------------------------------------
Allstate Corp.                                               9,200       497,444
--------------------------------------------------------------------------------
American International Group, Inc.                          30,737     2,097,186
--------------------------------------------------------------------------------
AmerUs Group Co. 2                                           1,000        56,670
--------------------------------------------------------------------------------
Aon Corp.                                                   10,100       363,095
--------------------------------------------------------------------------------
Arch Capital Group Ltd. 1                                      200        10,950
--------------------------------------------------------------------------------
Chubb Corp.                                                  3,500       341,775
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                          300        30,105
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                            2,237        82,299
--------------------------------------------------------------------------------
Fidelity National Title Group, Inc., Cl. A                     548        13,344
--------------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The)                                                   6,900       592,641
--------------------------------------------------------------------------------
LandAmerica Financial Group, Inc. 2                            200        12,480
--------------------------------------------------------------------------------
Lincoln National Corp. 2                                       500        26,515
--------------------------------------------------------------------------------
Loews Corp.                                                  1,400       132,790
--------------------------------------------------------------------------------
MBIA, Inc. 2                                                 1,500        90,240
--------------------------------------------------------------------------------
MetLife, Inc.                                               12,200       597,800
--------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)                       11,700       554,931
--------------------------------------------------------------------------------
Progressive Corp.                                            1,600       186,848
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                   8,000       585,520
--------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                         14,900       665,583


                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
StanCorp Financial Group, Inc. 2                             1,200    $   59,940
                                                                      ----------
                                                                       7,114,206

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.3%
Accredited Home Lenders Holding Co. 1,2                        600        29,748
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                 13,200       451,308
--------------------------------------------------------------------------------
Fannie Mae                                                  17,200       839,532
--------------------------------------------------------------------------------
Freddie Mac                                                  7,500       490,125
--------------------------------------------------------------------------------
Fremont General Corp. 2                                        200         4,646
--------------------------------------------------------------------------------
MGIC Investment Corp. 2                                      1,300        85,566
--------------------------------------------------------------------------------
PMI Group, Inc. (The) 2                                      1,000        41,070
--------------------------------------------------------------------------------
Radian Group, Inc. 2                                         1,400        82,026
                                                                      ----------
                                                                       2,024,021

--------------------------------------------------------------------------------
HEALTH CARE--14.3%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.2%
Abgenix, Inc. 1,2                                            1,700        36,567
--------------------------------------------------------------------------------
Alkermes, Inc. 1,2                                           1,600        30,592
--------------------------------------------------------------------------------
Amgen, Inc. 1                                               20,200     1,592,972
--------------------------------------------------------------------------------
Applera Corp./Applied
Biosystems Group 2                                           3,800       100,928
--------------------------------------------------------------------------------
Genentech, Inc. 1                                            2,400       222,000
--------------------------------------------------------------------------------
Genzyme Corp. (General Division) 1                             900        63,702
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                      6,000       315,780
--------------------------------------------------------------------------------
Sepracor, Inc. 1,2                                             200        10,320
--------------------------------------------------------------------------------
Techne Corp. 1,2                                               600        33,690
--------------------------------------------------------------------------------
Wyeth                                                       24,400     1,124,108
                                                                      ----------
                                                                       3,530,659

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Baxter International, Inc.                                   8,200       308,730
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                      6,000       360,480
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                                    4,500       110,205
--------------------------------------------------------------------------------
Guidant Corp.                                                3,500       226,625
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1                                       700        27,832
--------------------------------------------------------------------------------
Medtronic, Inc.                                             12,000       690,840
--------------------------------------------------------------------------------
Mentor Corp. 2                                               1,200        55,296
--------------------------------------------------------------------------------
Millipore Corp. 1,2                                            500        33,020
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                              500        11,780
--------------------------------------------------------------------------------
Stryker Corp.                                                  600        26,658
--------------------------------------------------------------------------------
Waters Corp. 1                                                 900        34,020
--------------------------------------------------------------------------------
Zimmer Holdings, Inc. 1                                        200        13,488
                                                                      ----------
                                                                       1,898,974

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.0%
Aetna, Inc.                                                  3,900    $  367,809
--------------------------------------------------------------------------------
American Healthways, Inc. 1,2                                  600        27,150
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                      2,400        99,360
--------------------------------------------------------------------------------
Beverly Enterprises, Inc. 1,2                                  800         9,336
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                       10,300       708,125
--------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                         14,000       725,060
--------------------------------------------------------------------------------
CIGNA Corp.                                                  5,200       580,840
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                                 1,250        71,200
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                      4,900       410,620
--------------------------------------------------------------------------------
Genesis HealthCare Corp. 1,2                                   500        18,260
--------------------------------------------------------------------------------
HCA, Inc.                                                   12,700       641,350
--------------------------------------------------------------------------------
Health Net, Inc. 1                                           1,500        77,325
--------------------------------------------------------------------------------
Humana, Inc. 1                                               2,300       124,959
--------------------------------------------------------------------------------
IMS Health, Inc.                                               500        12,460
--------------------------------------------------------------------------------
Manor Care, Inc. 2                                             800        31,816
--------------------------------------------------------------------------------
McKesson Corp.                                              11,900       613,921
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                              11,162       622,840
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1,2                              700        61,999
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                      6,500       334,620
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1,2                                     1,500        65,460
--------------------------------------------------------------------------------
Sierra Health Services, Inc. 1,2                               900        71,964
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                    19,382     1,204,397
--------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1,2                                600        24,510
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                           14,167     1,130,385
                                                                      ----------
                                                                       8,035,766

--------------------------------------------------------------------------------
PHARMACEUTICALS--5.9%
Abbott Laboratories                                         17,300       682,139
--------------------------------------------------------------------------------
Allergan, Inc. 2                                             3,400       367,064
--------------------------------------------------------------------------------
Alpharma, Inc., Cl. A 2                                        900        25,659
--------------------------------------------------------------------------------
Andrx Corp. 1,2                                              1,000        16,470
--------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc. 1                                 2,100       130,809
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                    13,700       314,826
--------------------------------------------------------------------------------
Eli Lilly & Co.                                              7,700       435,743
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2                        800        24,208
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                                 10,400       423,072
--------------------------------------------------------------------------------
Johnson & Johnson                                           44,118     2,651,492
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                                 4,800        81,216
--------------------------------------------------------------------------------
Kos Pharmaceuticals, Inc. 1,2                                1,000        51,730
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A 2                          300         9,615
--------------------------------------------------------------------------------
Merck & Co., Inc.                                           39,800     1,266,038
--------------------------------------------------------------------------------
Pfizer, Inc.                                               124,865     2,911,852
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                               2,000        65,020
                                                                      ----------
                                                                       9,456,953


                              10 | GROWTH PORTFOLIO

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--10.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.0%
Alliant Techsystems, Inc. 1,2                                  800    $   60,936
--------------------------------------------------------------------------------
BE Aerospace, Inc. 1,2                                       1,100        24,200
--------------------------------------------------------------------------------
Boeing Co.                                                  13,300       934,192
--------------------------------------------------------------------------------
General Dynamics Corp.                                       3,900       444,795
--------------------------------------------------------------------------------
Honeywell International, Inc.                               16,700       622,075
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                        9,700       617,211
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                      11,800       709,298
--------------------------------------------------------------------------------
Precision Castparts Corp. 2                                  2,400       124,344
--------------------------------------------------------------------------------
Raytheon Co.                                                16,400       658,460
--------------------------------------------------------------------------------
United Technologies Corp.                                   11,100       620,601
                                                                      ----------
                                                                       4,816,112

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.0%
United Parcel Service, Inc., Cl. B                           1,000        75,150
--------------------------------------------------------------------------------
AIRLINES--0.1%
Alaska Air Group, Inc. 1,2                                   1,000        35,720
--------------------------------------------------------------------------------
AMR Corp. 1,2                                                4,200        93,366
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                        1,700        36,210
                                                                      ----------
                                                                         165,296

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.3%
American Standard Cos., Inc.                                 2,400        95,880
--------------------------------------------------------------------------------
Masco Corp.                                                 10,200       307,938
--------------------------------------------------------------------------------
USG Corp. 1,2                                                1,300        84,500
                                                                      ----------
                                                                         488,318

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Administaff, Inc. 2                                            500        21,025
--------------------------------------------------------------------------------
Cendant Corp.                                               32,700       564,075
--------------------------------------------------------------------------------
Corporate Executive Board Co. 2                                200        17,940
--------------------------------------------------------------------------------
Dun & Bradstreet Corp. 1,2                                     600        40,176
--------------------------------------------------------------------------------
Manpower, Inc. 2                                             1,400        65,100
--------------------------------------------------------------------------------
PHH Corp. 1                                                    205         5,744
--------------------------------------------------------------------------------
Pitney Bowes, Inc.                                           4,400       185,900
--------------------------------------------------------------------------------
Robert Half International, Inc.                              1,600        60,624
--------------------------------------------------------------------------------
Waste Management, Inc.                                       4,100       124,435
                                                                      ----------
                                                                       1,085,019

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Quanta Services, Inc. 1,2                                    2,000        26,340
--------------------------------------------------------------------------------
URS Corp. 1,2                                                2,200        82,742
                                                                      ----------
                                                                         109,082

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Apollo Group, Inc., Cl. A 1                                  4,100       247,886

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
Emerson Electric Co.                                         2,800    $  209,160
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                                    7,100       420,036
--------------------------------------------------------------------------------
Roper Industries, Inc. 2                                     1,000        39,510
                                                                      ----------
                                                                         668,706

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.6%
3M Co.                                                       3,400       263,500
--------------------------------------------------------------------------------
General Electric Co.                                       138,800     4,864,940
--------------------------------------------------------------------------------
Teleflex, Inc.                                                 200        12,996
--------------------------------------------------------------------------------
Tyco International Ltd.                                     22,000       634,920
                                                                      ----------
                                                                       5,776,356

--------------------------------------------------------------------------------
MACHINERY--1.2%
Caterpillar, Inc.                                            8,300       479,491
--------------------------------------------------------------------------------
Danaher Corp.                                                2,600       145,028
--------------------------------------------------------------------------------
Flowserve Corp. 1,2                                          1,600        63,296
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                    5,500       483,945
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                               9,200       371,404
--------------------------------------------------------------------------------
ITT Industries, Inc.                                         1,000       102,820
--------------------------------------------------------------------------------
JLG Industries, Inc. 2                                         300        13,698
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                          800        52,768
--------------------------------------------------------------------------------
SPX Corp. 2                                                  1,600        73,232
--------------------------------------------------------------------------------
Terex Corp. 1                                                1,200        71,280
                                                                      ----------
                                                                       1,856,962

--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Burlington Northern Santa Fe Corp.                           7,500       531,150
--------------------------------------------------------------------------------
CSX Corp.                                                      200        10,154
--------------------------------------------------------------------------------
Landstar System, Inc.                                          900        37,566
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                       9,700       434,851
--------------------------------------------------------------------------------
Union Pacific Corp.                                          1,100        88,561
                                                                      ----------
                                                                       1,102,282

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
United Rentals, Inc. 1,2                                     1,200        28,068
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
ADC Telecommunications, Inc. 1,2                               200         4,468
--------------------------------------------------------------------------------
ADTRAN, Inc. 2                                               1,800        53,532
--------------------------------------------------------------------------------
Avaya, Inc. 1                                                4,900        52,283
--------------------------------------------------------------------------------
Brocade Communications Systems, Inc. 1,2                     9,600        39,072
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                      118,900     2,035,568
--------------------------------------------------------------------------------
Corning, Inc. 1                                             30,100       591,766
--------------------------------------------------------------------------------
Emulex Corp. 1,2                                             1,500        29,685
--------------------------------------------------------------------------------
Harris Corp. 2                                                 200         8,602
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                                    10,900       243,070
--------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                                 53,100       141,246


                              11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT Continued
Motorola, Inc.                                              35,700    $  806,463
--------------------------------------------------------------------------------
Polycom, Inc. 1                                                600         9,180
--------------------------------------------------------------------------------
QLogic Corp. 1                                               1,900        61,769
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                              18,300       788,364
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                     2,200        94,754
                                                                      ----------
                                                                       4,959,822

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.9%
Apple Computer, Inc. 1                                      12,900       927,381
--------------------------------------------------------------------------------
Dell, Inc. 1                                                58,400     1,751,416
--------------------------------------------------------------------------------
EMC Corp. 1                                                 61,700       840,354
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                         60,500     1,732,115
--------------------------------------------------------------------------------
International Business Machines Corp.                       25,400     2,087,880
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                         1,800        80,694
--------------------------------------------------------------------------------
NCR Corp. 1                                                  2,800        95,032
--------------------------------------------------------------------------------
Network Appliance, Inc. 1,2                                  4,600       124,200
--------------------------------------------------------------------------------
Palm, Inc. 1,2                                                 900        28,620
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                                    21,000        87,990
--------------------------------------------------------------------------------
Western Digital Corp. 1,2                                    7,600       141,436
                                                                      ----------
                                                                       7,897,118

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc. 1                                14,800       492,692
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1,2                                  2,400        76,872
--------------------------------------------------------------------------------
Avnet, Inc. 1                                                3,100        74,214
--------------------------------------------------------------------------------
CDW Corp. 2                                                    800        46,056
--------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                        2,600        96,434
--------------------------------------------------------------------------------
Komag, Inc. 1,2                                              1,000        34,660
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 1,2                         200        11,040
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                         15,700        66,882
--------------------------------------------------------------------------------
Solectron Corp. 1                                           19,700        72,102
--------------------------------------------------------------------------------
Tech Data Corp. 1                                              600        23,808
--------------------------------------------------------------------------------
UNOVA, Inc. 1,2                                                700        23,660
                                                                      ----------
                                                                       1,018,420

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.7%
Check Point Software
Technologies Ltd. 1,2                                        2,600        52,260
--------------------------------------------------------------------------------
Digital River, Inc. 1,2                                        900        26,766
--------------------------------------------------------------------------------
EarthLink, Inc. 1,2                                          5,200        57,772
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                        1,300       539,318
--------------------------------------------------------------------------------
Internet Security Systems, Inc. 1,2                          1,700        35,615
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                                 300        24,822
--------------------------------------------------------------------------------
United Online, Inc. 2                                        4,550        64,701
--------------------------------------------------------------------------------
Websense, Inc. 1,2                                             500        32,820
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                               6,100       238,998
                                                                      ----------
                                                                       1,073,072

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.8%
CACI International, Inc., Cl. A 1,2                            700    $   40,166
--------------------------------------------------------------------------------
Ceridian Corp. 1,2                                           1,900        47,215
--------------------------------------------------------------------------------
CheckFree Corp. 1                                            1,100        50,490
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                                    1,900        96,216
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                                3,900        93,756
--------------------------------------------------------------------------------
First Data Corp.                                            17,400       748,374
--------------------------------------------------------------------------------
Fiserv, Inc. 1,2                                             2,100        90,867
--------------------------------------------------------------------------------
Global Payments, Inc. 2                                      1,000        46,610
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                         3,100        74,741
                                                                      ----------
                                                                       1,288,435

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Xerox Corp. 1                                               32,200       471,730
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.9%
Analog Devices, Inc.                                        15,000       538,050
--------------------------------------------------------------------------------
Applied Materials, Inc.                                     43,300       776,802
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                     11,900       561,085
--------------------------------------------------------------------------------
Cymer, Inc. 1,2                                                800        28,408
--------------------------------------------------------------------------------
Fairchild Semiconductor

International, Inc., Cl. A 1,2                               4,100        69,331
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. B 1                      15,113       380,394
--------------------------------------------------------------------------------
Genesis Microchip, Inc. 1,2                                    600        10,854
--------------------------------------------------------------------------------
Intel Corp.                                                118,900     2,967,744
--------------------------------------------------------------------------------
Intersil Corp., Cl. A 2                                      3,000        74,640
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                             5,400       266,382
--------------------------------------------------------------------------------
Lam Research Corp. 1,2                                       2,200        78,496
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                            9,000        72,000
--------------------------------------------------------------------------------
Micrel, Inc. 1,2                                             1,500        17,400
--------------------------------------------------------------------------------
Microchip Technology, Inc.                                   2,800        90,020
--------------------------------------------------------------------------------
Microsemi Corp. 1,2                                            900        24,894
--------------------------------------------------------------------------------
National Semiconductor Corp.                                 4,000       103,920
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                                     3,000        72,360
--------------------------------------------------------------------------------
NVIDIA Corp. 1                                               2,600        95,056
--------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                            1,700        33,932
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                     45,900     1,472,013
--------------------------------------------------------------------------------
Zoran Corp. 1                                                  500         8,105
                                                                      ----------
                                                                       7,741,886

--------------------------------------------------------------------------------
SOFTWARE--4.5%
Adobe Systems, Inc.                                          4,900       181,104
--------------------------------------------------------------------------------
Autodesk, Inc.                                              10,300       442,385
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                          7,800        73,320
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                         3,800        77,862
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                               4,700        79,524
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1,2                                     1,900        54,682
--------------------------------------------------------------------------------
Cognos, Inc. 1,2                                               500        17,355


                              12 | GROWTH PORTFOLIO

                                                                           VALUE
                                                             SHARES   SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Computer Associates International, Inc.                      14,100   $  397,479
--------------------------------------------------------------------------------
Compuware Corp. 1                                             8,600       77,142
--------------------------------------------------------------------------------
Fair Isaac Corp. 2                                            1,500       66,255
--------------------------------------------------------------------------------
Hyperion Solutions Corp. 1,2                                  1,950       69,849
--------------------------------------------------------------------------------
Intuit, Inc. 1                                                1,900      101,270
--------------------------------------------------------------------------------
McAfee, Inc. 1,2                                              2,700       73,251
--------------------------------------------------------------------------------
Microsoft Corp.                                             129,600    3,389,040
--------------------------------------------------------------------------------
Novell, Inc. 1                                                9,100       80,353
--------------------------------------------------------------------------------
Oracle Corp. 1                                               82,800    1,010,988
--------------------------------------------------------------------------------
Parametric Technology Corp. 1                                 5,400       32,940
--------------------------------------------------------------------------------
Red Hat, Inc. 1,2                                             3,100       84,444
--------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A 2                                200        5,614
--------------------------------------------------------------------------------
Symantec Corp. 1                                             38,434      672,595
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                              5,800      116,348
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1,2                       1,400       24,780
                                                                      ----------
                                                                       7,128,580

--------------------------------------------------------------------------------
MATERIALS--2.6%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Agrium, Inc.                                                  2,500       54,975
--------------------------------------------------------------------------------
Dow Chemical Co. (The)                                       15,300      670,446
--------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co.                                  4,700      199,750
--------------------------------------------------------------------------------
FMC Corp. 1,2                                                   600       31,902
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                            300       13,029
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                         3,000       71,460
--------------------------------------------------------------------------------
Monsanto Co.                                                  5,900      457,427
--------------------------------------------------------------------------------
PPG Industries, Inc.                                          5,700      330,030
--------------------------------------------------------------------------------
Rohm & Haas Co.                                               4,500      217,890
--------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A 2                           900       40,716
                                                                      ----------
                                                                       2,087,625

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Texas Industries, Inc.                                          500       24,920
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Owens-Illinois, Inc. 1                                        3,000       63,120
--------------------------------------------------------------------------------
Sealed Air Corp. 1,2                                          1,000       56,170
                                                                      ----------
                                                                         119,290

--------------------------------------------------------------------------------
METALS & MINING--0.9%
AK Steel Holding Corp. 1,2                                    3,600       28,620
--------------------------------------------------------------------------------
Alcoa, Inc.                                                   7,000      206,990
--------------------------------------------------------------------------------
Carpenter Technology Corp. 2                                    700       49,329
--------------------------------------------------------------------------------
Commercial Metals Co. 2                                         700       26,278
--------------------------------------------------------------------------------
Freeport-McMoRan Copper
& Gold, Inc., Cl. B                                           1,900      102,220
--------------------------------------------------------------------------------
Nucor Corp. 2                                                 6,300      420,336
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                            3,300      474,771

                                                                           VALUE
                                                             SHARES   SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Quanex Corp. 2                                                  700   $   34,979
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co. 2                               1,100       67,232
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                            800       28,408
--------------------------------------------------------------------------------
United States Steel Corp. 2                                     200        9,614
--------------------------------------------------------------------------------
Worthington Industries, Inc. 2                                1,100       21,131
                                                                      ----------
                                                                       1,469,908

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
International Paper Co.                                       3,400      114,274
--------------------------------------------------------------------------------
Louisiana-Pacific Corp. 2                                     1,100       30,217
--------------------------------------------------------------------------------
MeadWestvaco Corp.                                            2,200       61,666
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                              3,100      205,654
                                                                      ----------
                                                                         411,811

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
American Tower Corp. 1                                        3,800      102,980
--------------------------------------------------------------------------------
AT&T, Inc.                                                   39,169      959,249
--------------------------------------------------------------------------------
BellSouth Corp.                                              23,700      642,270
--------------------------------------------------------------------------------
CenturyTel, Inc.                                              2,000       66,320
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                            2,100       56,511
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                                        13,400       75,710
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                          61,586    1,438,649
--------------------------------------------------------------------------------
Verizon Communications, Inc.                                 43,700    1,316,244
                                                                      ----------
                                                                       4,657,933

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Dobson Communications Corp., Cl. A 1,2                        3,500       26,250
--------------------------------------------------------------------------------
UTILITIES--0.8%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
AES Corp. (The) 1                                             4,800       75,984
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.                              4,400      253,440
--------------------------------------------------------------------------------
DPL, Inc.                                                       500       13,005
--------------------------------------------------------------------------------
Duke Energy Corp. 2                                             100        2,745
--------------------------------------------------------------------------------
Entergy Corp.                                                   700       48,055
--------------------------------------------------------------------------------
FirstEnergy Corp.                                             1,200       58,788
--------------------------------------------------------------------------------
PG&E Corp. 2                                                 11,600      430,592
--------------------------------------------------------------------------------
Pinnacle West Capital Corp. 2                                   100        4,135
--------------------------------------------------------------------------------
TXU Corp.                                                     6,200      311,177
                                                                      ----------
                                                                       1,197,921

--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
NiSource, Inc.                                                  500       10,430


                              13 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        VALUE
                                                                        SHARES     SEE NOTE 1
---------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.0%
Energy East Corp. 2                                                        200   $      4,560
---------------------------------------------------------------------------------------------
Sierra Pacific Resources 1                                               1,800         23,472
                                                                                 ------------
                                                                                       28,032
                                                                                 ------------
Total Common Stocks (Cost $148,304,509)                                           159,380,691

----------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
----------------------------------------------------------------------------------------------
Wachovia Corp., Dividend
Equalization Preferred
Shares 1,3
(Cost $--)                                                               2,000              8


                                                                     PRINCIPAL
                                                                        AMOUNT
----------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.1%
----------------------------------------------------------------------------------------------
Undivided interest of 0.03% in joint repurchase agreement
(Principal Amount/Value $580,194,000, with a maturity
value of $580,416,408) with Cantor Fitzgerald & Co./Cantor
Fitzgerald Securities, 3.45%, dated 12/30/05, to be repurchased at $192,074 on 1/3/06, collateralized by U.S. Treasury Bills,
3/30/06--4/27/06, with a value of $296,834,500, U.S.
Treasury Bonds, 3.50%--4%, 5/15/09--11/15/12,
with a value of $266,212,260 and U.S. Treasury
Nts., 4.625%, 5/15/06, with a value of
$29,008,501 (Cost$192,000)                                        $    192,000        192,000
----------------------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $148,496,509)                                                               159,572,699


                                                                     PRINCIPAL          VALUE
                                                                        AMOUNT     SEE NOTE 1
----------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--5.3%
----------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.3%
Undivided interest of 0.27% in joint repurchase agreement
(Principal Amount/Value $3,150,000,000, with a maturity
value of $3,151,501,500) with Nomura Securities, 4.29%,
dated 12/30/05, to be repurchased at $8,480,676 on
1/3/06, collateralized by U.S. Agency Mortgages,
3.34%--9.50%, 6/1/08--5/1/38, with
a value of $3,213,000,000 4
(Cost $8,476,635)                                                 $  8,476,635   $  8,476,635

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $156,973,144)                                                      105.1%   168,049,334
----------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                     (5.1)    (8,182,639)
                                                                  ----------------------------
NET ASSETS                                                               100.0%  $159,866,695
                                                                  ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of Notes to Financial
Statements.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2005 was $8, which represents less than 0.005% of the Portfolio's net assets. See Note 6 of Notes to Financial Statements.

4. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              14 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $8,253,107) (cost $156,973,144)
--see accompanying statement of investments                                                           $ 168,049,334
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         87,702
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                            776,621
Interest and dividends                                                                                      195,434
Shares of capital stock sold                                                                                 13,059
Other                                                                                                         6,354
                                                                                                      --------------
Total assets                                                                                            169,128,504

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                8,476,635
--------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                       669,658
Shares of capital stock redeemed                                                                             71,405
Directors' compensation                                                                                       7,931
Shareholder communications                                                                                    6,689
Transfer and shareholder servicing agent fees                                                                   860
Other                                                                                                        28,631
                                                                                                      --------------
Total liabilities                                                                                         9,261,809

--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $ 159,866,695
                                                                                                      ==============

--------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                  $      81,306
--------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                              225,683,494
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         2,044,145
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                          (79,018,443)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in
foreign currencies                                                                                       11,076,193
                                                                                                      --------------
NET ASSETS--applicable to 81,306,366 shares of capital stock outstanding                              $ 159,866,695
                                                                                                      ==============

--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                      $1.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              15 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,102)                    $  3,137,816
---------------------------------------------------------------------------------------
Portfolio lending fees                                                          19,442
---------------------------------------------------------------------------------------
Interest                                                                        18,260
                                                                          -------------
Total investment income                                                      3,175,518

---------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------
Management fees                                                              1,033,454
---------------------------------------------------------------------------------------
Accounting service fees                                                         15,000
---------------------------------------------------------------------------------------
Shareholder communications                                                      11,607
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                   10,860
---------------------------------------------------------------------------------------
Directors' compensation                                                          7,123
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      2,095
---------------------------------------------------------------------------------------
Administration service fees                                                      1,500
---------------------------------------------------------------------------------------
Other                                                                           44,535
                                                                          -------------
Total expenses                                                               1,126,174
Less reduction to custodian expenses                                              (224)
Less waivers and reimbursements of expenses                                       (833)
                                                                          -------------
Net expenses                                                                 1,125,117

---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        2,050,401

---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                 10,275,650
Foreign currency transactions                                                   49,982
                                                                          -------------
Net realized gain                                                           10,325,632
---------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                 (3,090,288)
Translation of assets and liabilities denominated in foreign currencies        (46,423)
                                                                          -------------
Net change in unrealized appreciation                                       (3,136,711)

---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  9,239,322
                                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              16 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                    2005             2004
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                             $   2,050,401    $   2,489,494
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    10,325,632       22,598,187
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                (3,136,711)      (8,798,956)
                                                                                  -------------------------------
Net increase in net assets resulting from operations                                  9,239,322       16,288,725

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                 (2,627,028)      (1,953,565)

-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions                (25,822,020)     (22,405,815)

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total decrease                                                                      (19,209,726)      (8,070,655)
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 179,076,421      187,147,076
                                                                                  -------------------------------
End of period (including accumulated net investment income of $2,044,145
  and $2,620,822, respectively)                                                   $ 159,866,695    $ 179,076,421
                                                                                  ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              17 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                               2005               2004             2003             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   1.88           $   1.74         $   1.39         $   1.73         $   1.96
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .02 1              .02 1            .02              .02              .02
Net realized and unrealized gain (loss)                .10                .14              .35             (.34)            (.23)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                       .12                .16              .37             (.32)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.03)              (.02)            (.02)            (.02)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   1.97           $   1.88         $   1.74         $   1.39         $   1.73
                                                  =================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.41%              9.20%           26.81%          (18.97)%         (10.61)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $159,867           $179,076         $187,147         $165,493         $242,575
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $165,300           $179,018         $170,217         $203,660         $273,890
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 1.24%              1.39%            1.17%            0.96%            0.75%
Total expenses                                        0.68% 4,5          0.66% 4          0.67% 4          0.68% 4          0.64% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 81%                78%              86%              88%              76%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary reimbursement of expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              18 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities


                              19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
  UNDISTRIBUTED  UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT     LONG-TERM                   LOSS   FOR FEDERAL INCOME
  INCOME                  GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
  ------------------------------------------------------------------------
  $2,050,291               $--            $77,245,004           $9,302,755

1. As of December 31, 2005, the Portfolio had $77,244,975 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2005, details of the capital loss carryforwards were as follows:

                                EXPIRING
                                ----------------------
                                2008     $  3,637,887
                                2009       38,285,188
                                2010       28,419,014
                                2011        6,902,886
                                         ------------
                                Total    $ 77,244,975
                                         ============

2. The Portfolio had $29 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2005, the Portfolio utilized $8,544,984 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2004, the Portfolio utilized $20,716,065 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Portfolio were unaffected by the reclassifications.

                         REDUCTION            REDUCTION TO
                         TO ACCUMULATED    ACCUMULATED NET
                         NET INVESTMENT   REALIZED LOSS ON
                         INCOME                INVESTMENTS
                         ---------------------------------
                         $50                           $50


                              20 | GROWTH PORTFOLIO

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                       YEAR ENDED          YEAR ENDED
                                DECEMBER 31, 2005   DECEMBER 31, 2004
       --------------------------------------------------------------
       Distributions paid from:
       Ordinary income                 $2,627,028          $1,953,565

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities           $ 158,746,575
            Federal tax cost of other investments                7
                                                     --------------
            Total federal tax cost                   $ 158,746,582
                                                     ==============
            Gross unrealized appreciation            $  14,034,637
            Gross unrealized depreciation               (4,731,882)
                                                     --------------
            Net unrealized appreciation              $   9,302,755
                                                     ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts to the extent that they are not offset by positive cash balances maintained by the Portfolio. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.


                              21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                YEAR ENDED DECEMBER 31, 2005     YEAR ENDED DECEMBER 31, 2004
                                                     SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                              1,170,139     $  2,210,310       1,366,755     $  2,401,090
Dividends and/or distributions reinvested         1,420,015        2,627,028       1,116,323        1,953,565
Redeemed                                        (16,351,175)     (30,659,358)    (15,194,087)     (26,760,470)
                                               ---------------------------------------------------------------
Net decrease                                    (13,761,021)    $(25,822,020)    (12,711,009)    $(22,405,815)
                                               ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                               PURCHASES           SALES
--------------------------------------------------------
Investment securities       $132,830,804    $158,149,624

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2005, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. During the year ended December 31, 2005, OFS waived $833. This undertaking may be amended or withdrawn at any time.


                              22 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2005, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of U.S. Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Portfolio retains a portion of the interest earned from the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2005, the Portfolio had on loan securities valued at $8,253,107. Collateral of $8,476,635 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the

                              23 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                              24 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for feach of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006


                              25 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2005. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2005 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                              26 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                              27 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. The Board also considered compliance reports from the Portfolio's Chief Compliance Officer. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Marc Reinganum and the Manager's Equity Growth investment team and analysts. Messrs. Monoyios and Reinganum have had over 28 and 26 years of experience, respectively, managing equity investments. The Board members also considered the totality of their experiences with the Manager, as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                              28 | GROWTH PORTFOLIO

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other large-cap core funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Portfolio's one-year, three-year and five-year performance were all better than its peer group median, although its ten-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also evaluated the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio, other large-cap core funds and other funds with comparable asset levels and distribution features. The Board noted that the Portfolio's contractual and actual management fees and total expenses are all lower than its peer group median and average. In light of this, the Board concluded that the management fee was reasonable.

      ECONOMIES OF SCALE. The Board considered whether the Manager may realize economies of scale in managing and supporting the Portfolio, whether those economies of scale benefit the Portfolio's shareholders and the current level of Portfolio assets in relation to the Portfolio's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Portfolio grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered the nature and quality of services provided by affiliates of the Manager, which it reviews at other times during the year in connection with the renewal of the Portfolio's service agreements. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                              29 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE PORTFOLIOS, LENGTH OF      PORTFOLIOS IN THE PORTFOLIOS, COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE

INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                      80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Chairman of the Board          1991), Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company (since
of Directors (since 2003);     1993); Chairman of the following private companies: Ambassador Media Corporation (since 1984) and
Director (since 1999)          Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas
Age: 68                        drilling/production com-pany) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                               Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former
                               Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                               Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                               (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Director (since 1996)          (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.
Age: 74                        (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and A.G.
                               Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                               Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of
                               A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser)
                               (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)          1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 69                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                               Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                               Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.


EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Director (since 2002)          Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 67                        PricewaterhouseCoopers LLP (account- ing firm) (July 1974-June 1999); Chairman of Price Waterhouse
                               LLP Global Investment Management Industry Services Group (July 1994-June 1998). Oversees 38
                               portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)          Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 64                        1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                               1998-February 2003); Chairman and Director (until October 1996) and President and Chief Executive
                               Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the
                               following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager),
                               Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees
                               38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado Uplift (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)          several positions with the Manager and with subsidiary or affiliated companies of the Manager (until
Age: 65                        October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)          2000); Director of The California Endowment (philanthropic organization) (since April 2002);
Age: 59                        Director of Community Hospital of Monterey Peninsula (since February 2002); Vice Chair of American
                               Funds' Emerging Markets Growth Fund, Inc. (mutual fund) (since October 1991); President of ARCO
                               Investment Management Company (February 1991-April 2000); Member of the investment committees of The
                               Rockefeller Foundation and The University of Michigan; Advisor at Credit Suisse First Boston's
                               Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                               Institutional Funds (investment company) (1996-June 2004);

                              30 | GROWTH PORTFOLIO

BEVERLY L. HAMILTON,           Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the
Continued                      investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                               (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,              Director of Jones International University (educational organization) (since August 2005); Chairman,
Director (since 2002)          Chief Executive Officer and Director of Steele Street State Bank (commercial banking) (since August
Age: 61                        2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher
                               Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado
                               (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of
                               Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge,
                               Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration)
                               (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)          (since 1996) and MML Series Investment Fund (investment company) (since 1996), Trustee and Chairman
Age: 63                        of the Investment Committee (since 1994) of the Worcester Polytech Institute (private university);
                               President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of
                               SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Member of the Investment Committee of the Community Foundation of Western Massachusetts (1998-2003); and
                               Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January
                               1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
                               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
INTERESTED DIRECTOR            NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
AND OFFICER                    RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS
                               POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
President and                  2000) of the Manager; President and Director or Trustee of other Oppenheimer funds; President and
Principal Executive Officer    Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001) and               Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Director (since 2002)          Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
Age: 56                        Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                               President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                               Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                               HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                               President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                               Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                               (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                               Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                               Governors (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                               2001); President and Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company
                               (September 1999-August 2000); President, Chief Executive Officer and Director of MML Bay State Life
                               Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                               Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 87
                               portfolios in the OppenheimerFunds complex.

                             31 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS, REINGANUM AND
THE PORTFOLIO                  ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS
                               VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN
                               ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,          Senior Vice President of the Manager since October 2003; a Certified Financial Analyst. Formerly
Vice President and             Vice President of the Manager (April 1998-September 2003). An officer of 6 portfolios in the
Portfolio Manager              OppenheimerFunds complex.
(since 1998)
Age: 56

DR. MARC REINGANUM,            Vice President of the Manager since September 2002; a Director of Quantitative Research and
Vice President and             Portfolio Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in Financial Investments at
Portfolio Manager              Southern Methodist University since 1995. At Southern Methodist University he also served as the
(since 2003)                   Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at
Age: 52                        the Cox School of Business and member of the Board of Trustee Investment Committee. An officer of 3 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice President
Vice President and             of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Chief Compliance Officer       Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the Manager
(since 2004)                   (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
Age: 55

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and                  HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Principal Financial and        Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
Accounting Officer             Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
(since 1999)                   International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
Age: 46                        Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June 2003); Treasurer and
                               Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                               2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                               Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                               Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                               1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary   General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                   Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 57                        HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                               2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate General
                               Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following: Shareholder
                               Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                               officer of 87 portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.

                              32 | GROWTH PORTFOLIO



TOTAL RETURN PORTFOLIO
PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. We are pleased to report that for the fiscal year ended December 31, 2005, the Total Return Portfolio posted positive returns. Driving these favorable results was successful stock selection within the equity portion of the Portfolio, along with prudent, active management of the bond component's exposure to interest-rate risk. Overall, we are pleased to report that both the equity and fixed-income portion of the Portfolio posted positive, competitive returns and solidly contributed to the Portfolio's fiscal-year results.

      For the fiscal year, the Portfolio's equity component enjoyed positive variance, or outperformance, in four of the 10 industry sectors (within the benchmark) in which it invests. While we strived for positive variance in a majority of sectors, we're pleased that the substantial outperformance we generated in these four sectors strongly offset our marginally negative variance in other areas of the market. What's more, taken alone, the equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, by more than a full percentage point, thereby solidly boosting Portfolio returns for the period.

      First, the equity component's overall exposure to health care stocks most significantly added to performance this period and managed to eclipse the minor, negative variance we experienced in six out of 10 sector exposures. Second, our exposure to financials stocks provided a solid boost to returns, and our emphasis within the financials sector also benefited the Portfolio. Our decision to own more brokerage-type company stocks definitively benefited performance, as names such as MORGAN STANLEY AND GOLDMAN SACHS performed well on the heels of extremely favorable earnings reports and robust growth in revenue driven by improved trading fees and activity.

      Individual stock selection added to performance across a variety of industry sectors this period. For example, in the second half of the period, we enjoyed good performance from names like MOTOROLA, which was up roughly 25% for the second half of the fiscal year, and JDS UNIPHASE, a fiber-optic communications company, which was also up approximately 25% for the second half. Limited Brands, the retail clothing store chain, was up nearly 20% in the second half of the year and delivered good performance for the Portfolio. Finally, amidst many other good health-care sector performers, EXPRESSSCRIPTS, a pharmacy benefits management company, fared extremely well for us, as it was up over 70% for the last six months of the Portfolio's fiscal year.

      Because we do not customarily deviate drastically from the overall sector weightings of the benchmark, the full market weighting we held in our exposure to energy stocks, which were far and away the shining stars of the period, added to performance for the year. On the negative side, our stock selection within this sector marginally detracted from returns. Had we had more of an emphasis in oil production, drilling and exploration stocks, we would have benefited performance, but most likely, primarily in the short term.

      On the fixed-income side, active and flexible management of the component's interest-rate sensitivity, or duration, provided the most substantial support to returns. Throughout the period, we generally kept the bond component's duration, or interest-rate sensitivity, significantly lower than that of our benchmark. Since the year was underscored by generally rising rates, this decision proved to be the most prominent contributor to performance for the year. At the same time, while maintaining our less-than-market exposure to interest-rate risk, we made slight adjustments to our interest-rate positioning at various points throughout the year so as to capitalize on interest-rate shifts and movements in the yield curve as they occurred.

      Although our overall exposure to the mortgage sector did not support performance as strongly as it did last year, successful security selection within the mortgage category added to returns this year. For example, our decision to invest in seasoned, older mortgage securities that were showing reasonably good levels of prepayment activity helped performance, as these mortgages managed to fare well amidst a generally struggling mortgage market.

      Within the portfolio's exposure to the credit (corporate bond) sector, our decision to avoid longer-term, BBB-rated credit securities added to performance, since this segment of the investment grade corporate bond market--generally considered to be among the riskiest types of credit securities in that market--underperformed the corporate sector as a whole. In addition, our tactical allocation to high-yield bonds in general helped buoy performance this year. On the negative side, the selection of some securities within the high-yield, or "junk" allocation of the portfolio detracted from returns. Our decision to own a few, select high-yield bonds issued by companies in the auto, auto parts and homebuilding sectors cost us a few basis points of performance, as some of the bonds in these sectors struggled.


                           5 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION  Continued
--------------------------------------------------------------------------------

      Similarly, had we maintained the underweighted exposure to longer-maturity industrial bonds that we established early in the period, we might have preserved a few basis points of performance. Our decision to move to a neutral exposure to these bonds later in the year hurt us when these types of corporate bonds lagged the general market.

      COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment the Portfolio held until December 31, 2005. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.


                           6 | TOTAL RETURN PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Panorama Series Fund, Inc.--Total Return Portfolio
   S&P 500 Index
   Merrill Lynch Corporate and Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATIERAL.]

                          Panorama Series                          Merrill Lynch
                           Fund, Inc.--                            Corporate and
                           Total Return                             Government
   Date                     Portfolio         S&P 500 Index        Master Index

12/31/1995                    10,000               10,000              10,000
03/31/1996                    10,171               10,537               9,779
06/30/1996                    10,265               11,009               9,820
09/30/1996                    10,495               11,349               9,990
12/31/1996                    11,014               12,295              10,297
03/31/1997                    10,992               12,625              10,216
06/30/1997                    12,039               14,827              10,585
09/30/1997                    13,020               15,937              10,956
12/31/1997                    13,086               16,395              11,304
03/31/1998                    13,828               18,680              11,484
06/30/1998                    13,828               19,300              11,783
09/30/1998                    12,916               17,385              12,353
12/31/1998                    14,512               21,084              12,381
03/31/1999                    14,289               22,134              12,233
06/30/1999                    14,697               23,691              12,103
09/30/1999                    13,717               22,215              12,170
12/31/1999                    14,289               25,518              12,127
03/31/2000                    14,410               26,103              12,460
06/30/2000                    14,506               25,409              12,627
09/30/2000                    14,506               25,163              12,988
12/31/2000                    13,930               23,196              13,575
03/31/2001                    12,863               20,447              14,000
06/30/2001                    13,466               21,643              14,027
09/30/2001                    12,159               18,468              14,730
12/31/2001                    12,963               20,441              14,719
03/31/2002                    12,852               20,497              14,631
06/30/2002                    11,816               17,753              15,180
09/30/2002                    10,468               14,687              16,073
12/31/2002                    11,090               15,925              16,331
03/31/2003                    10,851               15,423              16,588
06/30/2003                    12,033               17,796              17,151
09/30/2003                    12,355               18,267              17,070
12/31/2003                    13,430               20,490              17,072
03/31/2004                    13,823               20,837              17,588
06/30/2004                    13,823               21,195              17,044
09/30/2004                    13,823               20,799              17,639
12/31/2004                    14,701               22,718              17,780
03/31/2005                    14,392               22,230              17,677
06/30/2005                    14,841               22,535              18,291
09/30/2005                    15,066               23,347              18,120
12/31/2005                    15,403               23,833              18,228

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/05

1-Year  4.78%       5-Year  2.03%       10-Year  4.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                           7 | TOTAL RETURN PORTFOLIO

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Portfolio, you incur two types of costs:
(1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            BEGINNING         ENDING           EXPENSES
                            ACCOUNT           ACCOUNT          PAID DURING
                            VALUE             VALUE            6 MONTHS ENDED
                            (7/1/05)          (12/31/05)       DECEMBER 31, 2005
--------------------------------------------------------------------------------
Actual                      $1,000.00         $1,037.90        $3.55
--------------------------------------------------------------------------------
Hypothetical                 1,000.00          1,021.73         3.52

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2005 is as follows:

EXPENSE RATIO
-------------
    0.69%
--------------------------------------------------------------------------------


                           8 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--60.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.3%
--------------------------------------------------------------------------------
AUTOMOBILES--0.4%
Ford Motor Co.                                            70,600    $    545,032
--------------------------------------------------------------------------------
General Motors Corp.                                      20,300         394,226
                                                                    ------------
                                                                         939,258

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.8%
D.R. Horton, Inc.                                         43,400       1,550,682
--------------------------------------------------------------------------------
KB Home                                                   31,200       2,266,992
--------------------------------------------------------------------------------
Lennar Corp., Cl. A                                       57,600       3,514,752
                                                                    ------------
                                                                       7,332,426

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.6%
Brunswick Corp.                                           38,700       1,573,542
--------------------------------------------------------------------------------
MEDIA--2.5%
Comcast Corp., Cl. A 1                                   109,500       2,842,620
--------------------------------------------------------------------------------
Gannett Co., Inc.                                         10,100         611,757
--------------------------------------------------------------------------------
Time Warner, Inc.                                         45,700         797,008
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                       57,500       1,874,500
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                     17,800         426,666
                                                                    ------------
                                                                       6,552,551

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.0%
Nordstrom, Inc.                                           72,400       2,707,760
--------------------------------------------------------------------------------
CONSUMER STAPLES--3.3%
--------------------------------------------------------------------------------
BEVERAGES--0.4%
Coca-Cola Co. (The)                                       14,500         584,495
--------------------------------------------------------------------------------
PepsiCo, Inc.                                              8,900         525,812
                                                                    ------------
                                                                       1,110,307

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Kroger Co. (The) 1                                        45,500         859,040
--------------------------------------------------------------------------------
Walgreen Co.                                               7,000         309,820
                                                                    ------------
                                                                       1,168,860

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.6%
ConAgra Foods, Inc.                                       29,200         592,176
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                          16,500         556,380
--------------------------------------------------------------------------------
McCormick & Co., Inc., Non-Vtg                            78,800       2,436,496
--------------------------------------------------------------------------------
Sara Lee Corp.                                            29,100         549,990
                                                                    ------------
                                                                       4,135,042

--------------------------------------------------------------------------------
TOBACCO--0.8%
Altria Group, Inc.                                         8,900         665,008
--------------------------------------------------------------------------------
UST, Inc.                                                 35,200       1,437,216
                                                                    ------------
                                                                       2,102,224

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY--4.8%
--------------------------------------------------------------------------------
OIL & GAS--4.8%
Apache Corp.                                              23,900    $  1,637,628
--------------------------------------------------------------------------------
Chevron Corp.                                             55,200       3,133,704
--------------------------------------------------------------------------------
ConocoPhillips                                            73,800       4,293,684
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                         42,500       2,387,225
--------------------------------------------------------------------------------
Marathon Oil Corp.                                        18,400       1,121,848
                                                                    ------------
                                                                      12,574,089

--------------------------------------------------------------------------------
FINANCIALS--16.4%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.2%
Bank of America Corp.                                     68,800       3,175,120
--------------------------------------------------------------------------------
Marshall & Ilsley Corp.                                   31,700       1,364,368
--------------------------------------------------------------------------------
National City Corp.                                       18,400         617,688
--------------------------------------------------------------------------------
U.S. Bancorp                                             147,300       4,402,797
--------------------------------------------------------------------------------
Wells Fargo & Co.                                         62,200       3,908,026
                                                                    ------------
                                                                      13,467,999

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.9%
American Express Co.                                      53,100       2,732,526
--------------------------------------------------------------------------------
CIT Group, Inc.                                           38,700       2,003,886
--------------------------------------------------------------------------------
Citigroup, Inc.                                           96,700       4,692,851
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                           25,100       3,205,521
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                      35,900       1,424,871
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                            12,800       1,640,576
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                 10,500         711,165
--------------------------------------------------------------------------------
Morgan Stanley                                            74,300       4,215,782
                                                                    ------------
                                                                      20,627,178

--------------------------------------------------------------------------------
INSURANCE--3.3%
American International Group, Inc.                        36,800       2,510,864
--------------------------------------------------------------------------------
MBIA, Inc.                                                 9,200         553,472
--------------------------------------------------------------------------------
MetLife, Inc.                                             35,300       1,729,700
--------------------------------------------------------------------------------
Safeco Corp.                                              41,500       2,344,750
--------------------------------------------------------------------------------
Torchmark Corp.                                           25,400       1,412,240
                                                                    ------------
                                                                       8,551,026

--------------------------------------------------------------------------------
HEALTH CARE--6.0%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.4%
AmerisourceBergen Corp.                                   75,200       3,113,280
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                     32,600       2,241,250
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                   44,700       3,745,860
--------------------------------------------------------------------------------
Humana, Inc. 1                                            21,800       1,184,394
--------------------------------------------------------------------------------
McKesson Corp.                                            72,600       3,745,434
                                                                    ------------
                                                                      14,030,218


                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
Abbott Laboratories                                       13,900    $    548,077
--------------------------------------------------------------------------------
Johnson & Johnson                                          9,900         594,990
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                              35,100         593,892
                                                                    ------------
                                                                       1,736,959

--------------------------------------------------------------------------------
INDUSTRIALS--8.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.4%
Honeywell International, Inc.                             60,300       2,246,175
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                     23,000       1,463,490
                                                                    ------------
                                                                       3,709,665

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%
United Parcel Service, Inc., Cl. B                         7,600         571,140
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
American Standard Cos., Inc.                               7,200         287,640
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.5%
Donnelley (R.R.) & Sons Co.                               17,100         584,991
--------------------------------------------------------------------------------
Equifax, Inc.                                             61,300       2,330,626
--------------------------------------------------------------------------------
Waste Management, Inc.                                    31,200         946,920
                                                                    ------------
                                                                       3,862,537

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.1%
3M Co.                                                     7,300         565,750
--------------------------------------------------------------------------------
General Electric Co.                                     129,500       4,538,975
--------------------------------------------------------------------------------
Tyco International Ltd.                                   14,600         421,356
                                                                    ------------
                                                                       5,526,081

--------------------------------------------------------------------------------
MACHINERY--1.9%
Danaher Corp.                                             18,100       1,009,618
--------------------------------------------------------------------------------
Dover Corp.                                               33,300       1,348,317
--------------------------------------------------------------------------------
Eaton Corp.                                               12,200         818,498
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                            43,900       1,772,243
                                                                    ------------
                                                                       4,948,676

--------------------------------------------------------------------------------
ROAD & RAIL--0.8%
CSX Corp.                                                 40,600       2,061,262
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.9%
Motorola, Inc.                                            74,700       1,687,473
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                            18,500         796,980
                                                                    ------------
                                                                       2,484,453

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.1%
Dell, Inc. 1                                             126,700       3,799,733
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      146,500       4,194,295
                                                                    ------------
                                                                       7,994,028

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Jabil Circuit, Inc. 1                                     44,000       1,631,960

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.2%
Yahoo!, Inc. 1                                            12,700    $    497,586
--------------------------------------------------------------------------------
IT SERVICES--0.2%
Computer Sciences Corp. 1                                  9,300         470,952
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Intel Corp.                                               52,900       1,320,384
--------------------------------------------------------------------------------
National Semiconductor Corp.                              19,600         509,208
                                                                    ------------
                                                                       1,829,592

--------------------------------------------------------------------------------
SOFTWARE--0.8%
Microsoft Corp.                                           76,200       1,992,630
--------------------------------------------------------------------------------
MATERIALS--2.5%
--------------------------------------------------------------------------------
CHEMICALS--1.7%
Dow Chemical Co. (The)                                    62,600       2,743,132
--------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co.                              15,200         646,000
--------------------------------------------------------------------------------
PPG Industries, Inc.                                      16,300         943,770
                                                                    ------------
                                                                       4,332,902

--------------------------------------------------------------------------------
METALS & MINING--0.4%
Phelps Dodge Corp.                                         6,800         978,316
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
MeadWestvaco Corp.                                        38,500       1,079,155
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.6%
AT&T, Inc.                                               213,642       5,232,093
--------------------------------------------------------------------------------
Verizon Communications, Inc.                             138,400       4,168,608
                                                                    ------------
                                                                       9,400,701

--------------------------------------------------------------------------------
UTILITIES--2.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
Progress Energy, Inc.                                     42,700       1,875,384
--------------------------------------------------------------------------------
TXU Corp.                                                 72,400       3,633,756
                                                                    ------------
                                                                       5,509,140
                                                                    ------------
Total Common Stocks (Cost $146,040,089)                              157,777,855

                                                       PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.2%
--------------------------------------------------------------------------------
Ace Securities Corp., Home Equity
Loan Pass-Through Certificates,
Series 2002-HE7, Cl. A2B, 4.559%,
11/25/35 2                                          $    230,000         230,142
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed Nts.,
Series 2004-2, Cl. A3, 3.58%, 1/15/09                    530,000         520,280
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                    44,628          44,502
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                    94,976          94,487


                           10 | TOTAL RETURN PORTFOLIO

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES continued
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates: Continued
Series 2005-C, Cl. AF1, 4.196%,
6/25/35                                               $  272,735    $    271,296
Series 2005-D, Cl. AV2, 4.649%,
10/25/35 2                                               440,000         440,272
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%,
11/20/06                                                 206,581         205,991
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                       70,000          68,713
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 3                       500,000         499,563
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Inc., Home Equity
Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.749%,
2/25/33 2                                                  8,112           8,128
Series 2005-7, Cl. AF1B, 4.317%,
11/25/35 2                                               330,561         328,838
Series 2005-16, Cl. 2AF2, 5.382%,
5/25/36 2                                                160,000         160,000
Series 2005-17, Cl. 1AF1, 4.58%,
12/27/35 2                                               330,000         329,989
Series 2005-17, Cl. 1AF2, 5.363%,
12/27/35 2                                               110,000         110,027
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2004-B, Cl. A2, 2.48%, 2/8/07                       6,111           6,111
Series 2004-C, Cl. A2, 2.62%, 6/8/07                     251,972         251,350
--------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity
Asset-Backed Security, Series 2004-3,
Cl. AF2, 3.80%, 7/25/34 2                                100,000          99,603
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Asset-Backed Certificates, Home
Equity Receivables, Series 2005-FF10,
Cl. A3, 4.589%, 11/25/35 2                               660,000         660,408
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2005-A, Cl. A3, 3.48%,
11/17/08                                                 380,000         375,434
Series 2005-B, Cl. A2, 3.78%, 9/15/07                    325,685         325,007
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2005-1, Cl. A2,
3.21%, 5/21/07                                           153,076         152,657

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES continued
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
4.63%, 1/20/35 2                                      $  327,033    $    327,266
--------------------------------------------------------------------------------
Lehman XS Trust, Home Equity
Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 3.63%,
8/25/35 2                                                542,670         543,436
Series 2005-10, Cl. 2-A3B, 5.55%,
12/25/06                                                 300,000         299,953
--------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%,
4/25/31 4                                              1,193,269       1,212,838
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables, Series
2003-C7, Cl. C7, 5.719%, 3/15/16 2                       690,000         731,850
--------------------------------------------------------------------------------
Onyx Acceptance Owner Trust,
Automobile Receivable Obligations,
Series 2005-B, Cl. A2, 4.03%, 4/15/08                    360,000         358,893
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust, Home Equity Pass-Through
Certificates:
Series 2004-5, Cl. AF2, 3.735%,
11/10/34 2                                               140,000         138,324
Series 2005-1, Cl. AF2, 3.914%,
5/25/35 2                                                100,000          98,623
Series 2005-2, Cl. AF2, 4.415%,
4/25/35 2                                                170,000         168,335
--------------------------------------------------------------------------------
Residential Asset Mortgage Products,
Inc., Home Equity Asset-Backed
Pass-Through Certificates, Series
2004-RS7, Cl. AI3, 4.45%, 7/25/28                        350,000         348,241
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
CMO Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%,
3/26/35                                                  628,543         628,781
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Home Equity Obligations, Series
2003-25XS, Cl. A4, 4.51%, 8/25/33                        120,881         120,506
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07                     12,674          12,670
Series 2004-3, Cl. A2, 2.79%, 6/15/07                    116,897         116,711
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                           118,449         118,253
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts., Series
2004-B, Cl. A2, 2.40%, 5/21/07                            57,717          57,637


                          11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        PRINCIPAL          VALUE
                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES continued
--------------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Home Equity Asset-Backed
Certificates, Series 2004-2, Cl. AI1B,
2.94%, 9/25/18 2                                      $   240,170    $   238,477
--------------------------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivable
Certificates, Series 2004-1, Cl. A2A,
2.59%, 5/15/07                                            179,132        178,471
                                                                     -----------
Total Asset-Backed Securities (Cost $10,912,389)                      10,882,063

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--32.0%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--26.6%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--26.3%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                             828,882        807,928
5%, 1/1/36 5                                            1,209,000      1,170,463
6%, 10/1/34                                             1,064,860      1,075,927
6.50%, 4/1/18-4/1/34                                      443,828        456,307
7%, 5/1/30-1/1/34                                       2,609,955      2,719,281
8%, 4/1/16                                                228,291        243,255
9%, 8/1/22-5/1/25                                          64,023         69,385
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate Mtg
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                          4,029          4,024
Series 2055, Cl. ZM, 6.50%, 5/15/28                       248,183        254,749
Series 2080, Cl. Z, 6.50%, 8/15/28                        159,031        163,009
Series 2387, Cl. PD, 6%, 4/15/30                          185,356        187,118
Series 2456, Cl. BD, 6%, 3/15/30                           58,288         58,408
Series 2500, Cl. FD, 4.869%, 3/15/32 2                     82,109         83,012
Series 2526, Cl. FE, 4.769%, 6/15/29 2                    114,297        115,121
Series 2551, Cl. FD, 4.769%, 1/15/33 2                     88,382         89,207
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, 13.464%, 6/1/26 6                     171,616         36,530
Series 183, Cl. IO, 11.095%, 4/1/27 6                     267,589         55,667
Series 184, Cl. IO, 16.697%, 12/1/26 6                    287,847         56,919
Series 192, Cl. IO, 15.434%, 2/1/28 6                      73,151         14,953
Series 200, Cl. IO, 14.015%, 1/1/29 6                      86,915         18,895
Series 2003-118, Cl. S, 20.029%,
12/25/33 6                                              1,022,890        111,742
Series 2130, Cl. SC, 7.80%, 3/15/29 6                     207,576         15,479
Series 2796, Cl. SD, 12.62%, 7/15/26 6                    303,503         23,555
Series 2920, Cl. S, 14.307%, 1/15/35 6                  1,332,830         64,430
Series 3000, Cl. SE, 20.785%, 7/15/25 6                 1,403,955         51,309
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.49%,
6/1/26 7                                                   70,262         59,271

                                                        PRINCIPAL          VALUE
                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.:
5%, 6/1/18-7/1/18                                     $ 1,276,141    $ 1,264,720
5%, 1/1/36 5                                            7,621,000      7,385,222
5.50%, 3/1/33-1/1/34                                    7,724,912      7,670,679
5.50%, 1/1/21-1/1/36 5                                 22,691,000     22,556,661
6%, 11/1/17-11/1/32                                     4,619,588      4,714,851
6%, 1/1/36 5                                            2,183,000      2,203,466
6.50%, 4/1/24-11/1/31                                   1,214,629      1,251,914
6.50%, 1/1/36 5                                         4,081,000      4,186,853
7%, 11/1/17-2/25/22                                       993,813      1,025,104
7.50%, 5/1/07-3/1/33                                    1,653,221      1,734,318
8%, 3/1/17                                                  6,176          6,588
8.50%, 7/1/32                                              18,538         20,074
--------------------------------------------------------------------------------
Federal National Mortgage Assn
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                      460,344        476,610
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                      434,625        448,565
Trust 1998-63, Cl. PG, 6%, 3/25/27                         13,499         13,467
Trust 2001-50, Cl. NE, 6%, 8/25/30                         97,139         97,708
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                    569,998        587,067
Trust 2001-70, Cl. LR, 6%, 9/25/30                        120,108        121,259
Trust 2001-72, Cl. NH, 6%, 4/25/30                         70,940         71,491
Trust 2001-74, Cl. PD, 6%, 5/25/30                         28,210         28,281
Trust 2002-77, Cl. WF, 4.77%, 12/18/32 2                  137,020        138,068
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                     662,000        676,463
Trust 2004-101, Cl. BG, 5%, 1/25/20                       452,000        446,076
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                   270,000        266,299
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 1993-223, Cl. PM, 1.635%,
10/25/23 6                                                240,849         24,421
Trust 2002-47, Cl. NS, 9.594%, 4/25/32 6                  360,139         29,040
Trust 2002-51, Cl. S, 9.762%, 8/25/32 6                   330,694         26,786
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 222, Cl. 2, 13.507%, 6/1/23 6                       569,858        135,189
Trust 240, Cl. 2, 15.612%, 9/1/23 6                       657,785        136,980
Trust 252, Cl. 2, 7.415%, 11/1/23 6                       441,827         97,565
Trust 273, Cl. 2, 14.618%, 8/1/26 6                       128,511         26,525
Trust 319, Cl. 2, 13.437%, 2/1/32 6                       131,136         29,733
Trust 321, Cl. 2, 8.269%, 3/1/32 6                      1,501,277        338,828
Trust 322, Cl. 2, 16.345%, 4/1/32 6                       500,298        106,831
Trust 329, Cl. 2, 11.44%, 1/1/33 6                        543,714        120,500
Trust 331, Cl. 9, (13.274)%, 2/1/33 6                     375,324         85,158
Trust 333, Cl. 2, 11.95%, 3/1/33 6                      1,683,619        377,270


                          12 | TOTAL RETURN PORTFOLIO

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 334, Cl. 17, 2.19%, 2/1/33 6                   $   244,719    $     54,227
Trust 338, Cl. 2, 10.333%, 6/1/33 6                    1,553,583         347,184
Trust 346, Cl. 2, 10.433%, 12/1/33 6                   1,265,056         280,517
Trust 350, Cl. 2, 12.285%, 2/1/34 6                    1,537,518         340,972
Trust 2001-65, Cl. S, 21.164%,
11/25/31 6                                               630,533          58,354
Trust 2001-81, Cl. S, 11.605%,
1/25/32 6                                                154,527          13,455
Trust 2002-52, Cl. SD, 6.658%,
9/25/32 6                                                410,129          33,756
Trust 2002-77, Cl. SH, 12.545%,
12/18/32 6                                               189,645          17,863
Trust 2002-84, Cl. SA, 21.481%,
12/25/32 6                                               544,349          52,187
Trust 2003-4, Cl. S, 20.563%, 2/25/33 6                  357,245          37,926
Trust 2004-54, Cl. DS, 6.243%,
11/25/30 6                                               321,008          18,481
Trust 2005-6, Cl. SE, 13.927%,
2/25/35 6                                                915,462          47,628
Trust 2005-19, Cl. SA, 12.727%,
3/25/35 6                                              3,428,774         190,890
Trust 2005-40, Cl. SA, 13.682%,
5/25/35 6                                                785,826          41,871
Trust 2005-71, Cl. SA, 19.968%,
8/25/25 6                                                896,665          53,583
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.779%, 9/25/23 7                                        169,393         142,190
                                                                    ------------
                                                                      68,663,658

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.3%
Government National Mortgage Assn.:
7%, 11/15/08-1/15/24                                     189,324         197,757
7.50%, 1/15/09-6/15/24                                   343,365         361,061
8%, 5/15/17                                               90,828          97,230
8.50%, 8/15/17-12/15/17                                   82,640          89,181
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 3.873%,
1/16/27 6                                                339,397          23,371
Series 2002-15, Cl. SM, 0.947%,
2/16/32 6                                                389,344          27,073
Series 2002-76, Cl. SY, 5.13%,
12/16/26 6                                               764,715          33,532
Series 2004-11, Cl. SM, (0.493)%,
1/17/30 6                                                277,243          11,692
                                                                    ------------
                                                                         840,897

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
NON-AGENCY--5.4%
--------------------------------------------------------------------------------
COMMERCIAL--4.9%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg
Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%,
12/10/42                                              $  410,000    $    397,239
Series 2005-2, Cl. A4, 4.783%, 7/10/43 2                 600,000         589,089
Series 2005-3, Cl. A2, 4.501%, 7/10/43                   490,000         478,426
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                   498,559         499,100
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 2                 10,206          10,203
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                   369,827         375,606
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage
Securities, Inc., Commercial Mtg
Obligations, Series 2005-PWR7,
Cl. A2, 4.945%, 2/11/41                                  210,000         207,691
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank
Commercial Mortgage Trust,
Commercial Mtg. Obligations,
Series 2005-CD1, Cl. A4, 5.225%,
7/15/44                                                  520,000         525,745
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2004-J9, Cl. 1A1, 4.559%,
10/25/34 2                                               122,218         122,313
Series 2005-J3, Cl. 3A1, 6.50%,
9/25/34                                                  773,663         783,442
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. D,
7.674%, 4/29/39 2,3                                      350,000         351,750
--------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America
Commercial Mtg. Trust, Pass-Through
Certificates, Series 1998-C2, Cl. A2,
6.56%, 11/18/35                                          307,927         316,672
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                  320,000         314,588
Series 2005-CA, Cl. A3, 4.578%,
6/10/48                                                  170,000         165,471
Series 2005-C3, Cl. A2, 4.853%,
7/10/45                                                  280,000         278,144
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg
Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%,
7/15/29                                                  191,425         195,785
Series 2004-C3, Cl. A4, 4.547%,
12/10/41                                                 260,000         251,835


                          13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
Greenwich Capital Commercial
Funding Corp., Commercial Mtg
Pass-Through Certificates:
Series 2005-G G3, Cl. A2, 4.305%,
8/10/42                                             $    340,000    $    331,290
Series 2005-G G5, Cl. A2, 5.117%,
4/10/37                                                  300,000         300,916
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                                 294,670         285,572
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                                  200,000         197,551
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 2005-LDP2,
Cl. A2, 4.575%, 7/15/42                                  120,000         117,626
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                          340,000         337,773
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                     569,625         572,750
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                1,326,445       1,320,396
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Mtg. Pass-Through Certificates,
Series 2004-2, Cl. A1, 6.50%, 8/25/32                    863,408         871,773
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                           380,000         392,977
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                  251,000         274,595
--------------------------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                           307,074         307,667
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust, Commercial Mtg
Obligations:
Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                                  590,000         583,492
Series 2005-C20, Cl. A5, 5.087%, 7/15/42 2               340,000         337,770
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., CMO Pass-Through
Certificates, Series 2005-AR5, Cl. A1,
4.681%, 5/25/35 2                                        457,493         457,164

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
Wells Fargo Mortgage-Backed
Securities Trust, CMO, Series
2004-DD, Cl. 2A1, 4.522%, 1/25/35 2                 $    227,323    $    226,627
                                                                    ------------
                                                                      12,779,038

--------------------------------------------------------------------------------
OTHER--0.2%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 2005-LDP4, Cl
A2, 4.79%, 10/15/42                                      400,000         394,909
--------------------------------------------------------------------------------
RESIDENTIAL--0.3%
Countrywide Alternative Loan
Trust, CMO, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                           853,660         868,867
                                                                    ------------
Total Mortgage-Backed Obligations
(Cost $83,936,641)                                                    83,547,369

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--2.5%
--------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%,
10/5/07 8                                                435,000         401,155
--------------------------------------------------------------------------------
Federal National Mortgage Assn
Unsec. Nts.:
6%, 5/15/11                                              350,000         370,597
7.25%, 5/15/30 9                                         335,000         444,791
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35                                           705,000         669,135
Series A, 6.79%, 5/23/12                               3,937,000       4,362,661
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2/15/31                      27,000          30,337
--------------------------------------------------------------------------------
U.S. Treasury Nts., 4.375%,
11/15/08-12/15/10                                        269,000         269,179
                                                                    ------------
Total U.S. Government Obligations
(Cost $6,686,297)                                                      6,547,855

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
--------------------------------------------------------------------------------
United Mexican States Nts., 7.50%,
1/14/12 (Cost $503,365)                                  480,000         536,400

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.7%
--------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts.,
3/1/06                                                   595,000         597,381
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31                                                   320,000         315,674
--------------------------------------------------------------------------------
Allied Waste North America, Inc.,
8.875% Sr. Nts., Series B, 4/1/08                        255,000         270,300
--------------------------------------------------------------------------------
Allstate Financial Global Funding II,
4.25% Nts., 9/10/08 3                                    120,000         118,022
--------------------------------------------------------------------------------
Archer Daniels Midland Co.,
5.375% Nts., 9/15/35                                     280,000         269,540
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125%
Sr. Unsec. Nts., 5/1/12                                  365,000         422,263


                          14 | TOTAL RETURN PORTFOLIO

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES continued
--------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec
Sub. Nts., 5/1/08                                   $     50,000    $     52,678
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds 10                                                 440,000         443,032
--------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr
Unsec. Nts., 7/15/15                                     275,000         265,031
--------------------------------------------------------------------------------
British Sky Broadcasting Group plc,
7.30% Unsec. Nts., 10/15/06                               96,000          97,572
--------------------------------------------------------------------------------
British Telecommunications plc,
8.875% Bonds, 12/15/30                                   235,000         315,346
--------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25%
Sr. Nts., Series B, 9/1/10                               285,000         306,033
--------------------------------------------------------------------------------
Chancellor Media CCU, 8%
Sr. Unsec. Nts., 11/1/08                                 510,000         542,549
--------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec
Unsub. Nts., 4/2/12                                      215,000         244,144
--------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub.
Nts., 6/15/32                                            215,000         243,752
--------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts.,
9/15/06                                                  300,000         302,129
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.,
7.60% Unsec. Nts., 4/1/32                                355,000         428,417
--------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50%
Nts., Series A, 6/15/10                                  290,000         281,777
--------------------------------------------------------------------------------
Cox Communications, Inc., 4.625%
Unsec. Nts., 1/15/10                                     565,000         547,444
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA),
5.50% Nts., 8/15/13                                      565,000         577,244
--------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts.,
1/15/14                                                  245,000         245,437
--------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp.,
8% Nts., 6/15/10                                         460,000         503,547
--------------------------------------------------------------------------------
Dana Corp., 6.50% Unsec. Nts.,
3/1/09                                                   345,000         277,725
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub
Debs., 4/15/31                                           355,000         419,119
--------------------------------------------------------------------------------
Deutsche Telekom International
Finance BV, 8.50% Unsub. Nts.,
6/15/10 2                                                330,000         374,495
--------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125%
Sr. Unsub. Nts., 6/15/10                                 390,000         433,884
--------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub
Nts., 6/1/06                                             270,000         271,757
--------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec
Nts., 8/1/10                                             400,000         442,217
--------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                           335,000         347,391
--------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts.,
4/1/07                                                   565,000         549,750

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A,
11/15/06                                            $    225,000    $    225,856
7.375% Sr. Unsub. Nts., Series C,
11/15/31                                                 260,000         307,757
--------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.80% Sr. Unsec. Nts., 1/12/09                           640,000         558,668
7.375% Nts., 10/28/09                                    110,000          97,635
--------------------------------------------------------------------------------
France Telecom SA, 8.50% Sr. Unsec
Nts., 3/1/31 2                                            75,000         100,374
--------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                      335,000         342,439
9.55% Unsub. Nts., 12/15/08 2                             69,000          76,729
--------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts.,
11/30/07                                                 405,000         397,243
--------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.15% Nts., 4/5/07                                       820,000         774,756
8% Bonds, 11/1/31                                        380,000         364,959
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
5.70% Sr. Unsec. Nts., 9/1/12                            765,000         788,023
--------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.625%
Sr. Unsec. Bonds, 6/1/15                                 275,000         270,653
--------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts.,
6/1/06                                                   245,000         248,234
--------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec
Nts., 2/15/11                                            230,000         252,323
--------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec
Nts., 7/15/13                                            545,000         527,390
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375%
Sr. Sec. Nts., 11/14/08 2                                265,000         278,913
--------------------------------------------------------------------------------
iStar Financial, Inc.:
5.125% Sr. Unsec. Nts., Series B,
4/1/11                                                   165,000         160,956
5.15% Sr. Unsec. Nts., 3/1/12                            200,000         193,942
--------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.),
7.40% Nts., 4/1/37                                       485,000         544,274
--------------------------------------------------------------------------------
JPMorgan Chase Capital XV, 5.875%
Sub. Nts., Series O,
3/15/35                                                  385,000         384,107
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
6.50% Sr. Nts., 1/15/14                                  275,000         264,365
--------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub
Nts., 2/1/14                                             335,000         317,536
--------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec
Nts., 9/1/12                                             300,000         318,245
--------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                    410,000         411,803
--------------------------------------------------------------------------------
Kroger Co. (The), 6.80% Sr. Unsec
Nts., 4/1/11                                             600,000         629,945
--------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09                                        495,000         461,027
--------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts.,
3/1/13                                                   265,000         267,107


                          15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Liberty Media Corp., 5.70%
Sr. Unsec. Nts., 5/15/13                            $    285,000    $    266,977
--------------------------------------------------------------------------------
Liberty Property Trust, 5.65%
Sr. Nts., 8/15/14                                        275,000         278,982
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.,
5.875% Sr. Unsec. Bonds, 8/1/33                          345,000         331,354
--------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                                   180,000         187,485
--------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F,
3/15/12                                                  410,000         462,375
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5%
Sr. Unsub. Nts., Series C, 2/3/14                        555,000         548,990
--------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts.,
6/15/35                                                  275,000         277,003
--------------------------------------------------------------------------------
MidAmerican Energy Holdings Co.,
5.875% Sr. Unsec. Nts., 10/1/12                          460,000         475,545
--------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                       260,000         279,824
--------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts.,
12/15/11                                                  40,000          42,377
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                                       235,000         245,332
6.25% Sr. Unsec. Nts., 11/15/11                           20,000          21,076
--------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                       45,000          44,358
7.875% Sr. Unsec. Nts., 11/15/10                         475,000         526,822
--------------------------------------------------------------------------------
Pemex Project Funding Master
Trust, 5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15 3                                    435,000         433,369
--------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV,
4.623% Sr. Nts., Cl. A1, 6/15/10 3                       829,000         821,649
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 3                      202,030         191,967
--------------------------------------------------------------------------------
Popular North America, Inc.,
5.20% Nts., 12/12/07                                     535,000         534,726
--------------------------------------------------------------------------------
Portland General Electric Co.,
8.125% First Mortgage Nts., 2/1/10 3                     235,000         259,604
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 3                              510,000         648,003
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                       500,000         648,907
--------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75%
Unsec. Nts., 4/16/07                                     315,000         327,600
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES continued
--------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec
Nts., 4/15/06                                       $    135,000    $    135,709
--------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                                 380,000         380,747
--------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts.,
9/15/09                                                  370,000         395,505
--------------------------------------------------------------------------------
SBC Communications, Inc., 5.30%
Nts., 11/15/10                                           395,000         396,617
--------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec
Unsub. Nts., 3/1/10                                      385,000         423,288
--------------------------------------------------------------------------------
Simon Property Group LP, 5.375%
Nts., 6/1/11 3                                           395,000         396,385
--------------------------------------------------------------------------------
Socgen Real Estate LLC,
7.64% Bonds 2,3,10                                        20,000          20,817
--------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts.,
3/15/32                                                  340,000         452,574
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc., 7.375% Nts., 5/1/07                     370,000         379,250
--------------------------------------------------------------------------------
TCI Communications, Inc., 9.80%
Sr. Unsec. Debs., 2/1/12                                 515,000         622,027
--------------------------------------------------------------------------------
Time Warner Entertainment Co. LP:
8.375% Sr. Nts., 7/15/33                                 195,000         231,030
10.15% Sr. Nts., 5/1/12                                  185,000         225,515
--------------------------------------------------------------------------------
Travelers Property Casualty Corp.,
3.75% Sr. Unsec. Nts., 3/15/08                           405,000         395,206
--------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08                     335,000         340,679
--------------------------------------------------------------------------------
Tyco International Group SA:
6.125% Unsec. Unsub. Nts., 11/1/08                       445,000         454,537
6.125% Unsec. Unsub. Nts., 1/15/09                        60,000          61,365
6.375% Sr. Unsec. Unsub. Nts., 2/15/06                   340,000         340,565
--------------------------------------------------------------------------------
Univision Communications, Inc.,
3.50% Sr. Unsec. Nts., 10/15/07                          425,000         412,455
--------------------------------------------------------------------------------
Verizon Global Funding Corp.:
5.85% Nts., 9/15/35                                      270,000         261,087
7.25% Sr. Unsec. Unsub. Nts., 12/1/10                    240,000         260,701
--------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec
Unsub. Nts., 6/15/07                                     520,000         523,817
--------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec
Nts., 4/15/06                                            580,000         585,701
                                                                    ------------

Total Non-Convertible Corporate
Bonds and Notes (Cost $35,626,519)                                    35,620,811


                          16 | TOTAL RETURN PORTFOLIO

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.3%
--------------------------------------------------------------------------------
Undivided interest of 0.05% in joint
repurchase agreement (Principal
Amount/Value $1,414,200,000, with
a maturity value of $1,414,844,247)
with UBS Warburg LLC, 4.10%,
dated 12/30/05, to be repurchased
at $642,292 on 1/3/06, collateralized
by Federal Home Loan Mortgage
Corp., 5%, 1/1/35, with a value of
$157,513,104 and Federal National
Mortgage Assn., 5%--5.50%,
3/1/34--10/1/35, with a value of
$1,301,420,187 (Cost $642,000)                   $   642,000      $     642,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $284,347,300)                                    113.4%       295,554,353
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                        (13.4)       (34,820,386)
                                                 -------------------------------
NET ASSETS                                             100.0%     $ 260,733,967
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,741,129 or 1.43% of the Portfolio's net assets as of December 31, 2005.

4. Illiquid security. The aggregate value of illiquid securities as of December 31, 2005 was $1,212,838, which represents 0.47% of the Portfolio's net assets. See Note 7 of Notes to Financial Statements.

5. When-issued security or forward commitment to be delivered and settled after December 31, 2005. See Note 1 of Notes to Financial Statements.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,668,867 or 1.41% of the Portfolio's net assets as of December 31, 2005.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $201,461 or 0.08% of the Portfolio's net assets as of December 31, 2005.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $245,631. See Note 5 of Notes to Financial Statements.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          17 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $284,347,300)--see accompanying statement of investments                    $ 295,554,353
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           50,281
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                       6,045
----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $3,401,852 sold on a when-issued basis or forward commitment)                   8,520,000
Interest, dividends and principal paydowns                                                                  1,099,777
Futures margins                                                                                                 3,348
Shares of capital stock sold                                                                                    2,902
Other                                                                                                           8,268
                                                                                                        --------------
Total assets                                                                                              305,244,974

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $39,100,388 purchased on a when-issued basis or forward commitment)       44,142,054
Shares of capital stock redeemed                                                                              282,484
Directors' compensation                                                                                        10,328
Shareholder communications                                                                                      6,654
Transfer and shareholder servicing agent fees                                                                     860
Other                                                                                                          68,627
                                                                                                        --------------
Total liabilities                                                                                          44,511,007

----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $ 260,733,967
                                                                                                        ==============
----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                    $     190,579
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                361,571,623
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                           6,758,267
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                           (119,104,081)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                 11,317,579
                                                                                                        --------------
NET ASSETS--applicable to 190,579,182 shares of capital stock outstanding                               $ 260,733,967
                                                                                                        ==============

----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                $        1.37

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           18 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $  4,828,674
--------------------------------------------------------------------------------
Dividends                                                             3,563,894
                                                                   -------------
Total investment income                                               8,392,568

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       1,734,830
--------------------------------------------------------------------------------
Custodian fees and expenses                                              71,781
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Shareholder communications                                               10,202
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,027
--------------------------------------------------------------------------------
Directors' compensation                                                   8,488
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    49,543
                                                                   -------------
Total expenses                                                        1,901,371
Less reduction to custodian expenses                                     (1,614)
                                                                   -------------
Net expenses                                                          1,899,757

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 6,492,811

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                          11,481,518
Closing and expiration of futures contracts                             902,366
Foreign currency transactions                                              (204)
Swap contracts                                                          (55,454)
                                                                   -------------
Net realized gain                                                    12,328,226
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (6,874,146)
Futures contracts                                                       (48,703)
Swap contracts                                                          (11,232)
                                                                   -------------
Net change in unrealized appreciation                                (6,934,081)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 11,886,956
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          19 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                              2005              2004
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                       $   6,492,811     $   6,218,144
------------------------------------------------------------------------------------------------------------
Net realized gain                                                              12,328,226        17,929,375
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                          (6,934,081)        3,563,783
                                                                            --------------------------------
Net increase in net assets resulting from operations                           11,886,956        27,711,302

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                           (7,041,519)       (6,755,713)

------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions          (47,000,208)      (45,988,217)

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total decrease                                                                (42,154,771)      (25,032,628)
------------------------------------------------------------------------------------------------------------
Beginning of period                                                           302,888,738       327,921,366
                                                                            --------------------------------
End of period (including accumulated net investment income of $6,758,267
and $6,831,311, respectively)                                               $ 260,733,967     $ 302,888,738
                                                                            ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          20 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                           2005          2004           2003         2002        2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.34         $1.25         $ 1.07      $  1.29      $ 1.45
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .03 1         .03 1          .03          .04         .04
Net realized and unrealized gain (loss)                            .03           .09            .19         (.22)       (.14)
                                                                 -------------------------------------------------------------
Total from investment operations                                   .06           .12            .22         (.18)       (.10)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.03)         (.03)          (.04)        (.04)       (.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $1.37         $1.34         $ 1.25      $  1.07      $ 1.29
                                                                 =============================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                4.78%         9.47%         21.10%      (14.45)%     (6.94)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $ 261         $ 303         $  328      $   313      $  446
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                 $ 277         $ 311         $  313      $   370      $  509
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             2.34%         2.00%          2.15%        2.79%       2.33%
Total expenses                                                    0.69%         0.66%          0.67%        0.66%       0.65%
Expenses after waivers and reduction to custodian expenses        0.68%         0.66%          0.67%        0.66%       0.65%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            149% 4        144% 4         292%         149%        108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS    SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended December 31, 2005            $557,799,525         $563,615,189
      Year Ended December 31, 2004             739,617,290          758,374,784

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          21 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2005, the Portfolio had purchased $39,100,388 of securities issued on a when-issued basis or forward commitment and sold $3,401,852 of securities issued on a when-issued basis or forward commitment.


                          22 | TOTAL RETURN PORTFOLIO

In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.


                          23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES continued

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                             NET UNREALIZED
                                                                               APPRECIATION
                                                                           BASED ON COST OF
                                                                             SECURITIES AND
           UNDISTRIBUTED   UNDISTRIBUTED               ACCUMULATED        OTHER INVESTMENTS
          NET INVESTMENT       LONG-TERM                      LOSS       FOR FEDERAL INCOME
                  INCOME            GAIN    CARRYFORWARD 1,2,3,4,5             TAX PURPOSES
          ---------------------------------------------------------------------------------
              $6,772,019             $--              $118,973,832              $11,181,700

1. As of December 31, 2005, the Portfolio had $118,972,669 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2005, details of the capital loss carryforwards were as follows:

                       EXPIRING
                       ------------------------------
                       2009              $ 48,948,778
                       2010                70,023,891
                                         ------------
                       Total             $118,972,669
                                         ============

2. The Portfolio had $204 of post-October foreign currency losses which were deferred.

3. The Portfolio had $959 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2005, the Portfolio utilized $11,808,822 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 31, 2004, the Portfolio utilized $17,313,646 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Portfolio were unaffected by the reclassifications.

                 INCREASE TO              INCREASE TO
                 ACCUMULATED          ACCUMULATED NET
                 NET INVESTMENT         REALIZED LOSS
                 INCOME                ON INVESTMENTS
                 ------------------------------------
                 $475,664                    $475,664

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                        YEAR ENDED               YEAR ENDED
                                                 DECEMBER 31, 2005        DECEMBER 31, 2004
                 --------------------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                        $7,041,519               $6,755,713


                          24 | TOTAL RETURN PORTFOLIO

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities           $ 284,363,195
            Federal tax cost of other investments      (32,518,146)
                                                     --------------
            Total federal tax cost                   $ 251,845,049
                                                     ==============

            Gross unrealized appreciation            $  16,132,675
            Gross unrealized depreciation               (4,950,975)
                                                     --------------
            Net unrealized appreciation              $  11,181,700
                                                     ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Portfolio. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                          25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             YEAR ENDED DECEMBER 31, 2005     YEAR ENDED DECEMBER 31, 2004
                                                  SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Sold                                           1,145,155     $  1,511,828       1,689,841     $  2,138,861
Dividends and/or distributions reinvested      5,416,553        7,041,519       5,404,571        6,755,713
Redeemed                                     (41,964,727)     (55,553,555)    (43,457,996)     (54,882,791)
                                             --------------------------------------------------------------
Net decrease                                 (35,403,019)    $(47,000,208)    (36,363,584)    $(45,988,217)
                                             ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                                  PURCHASES             SALES
              ---------------------------------------------------------------
              Investment securities            $398,500,033      $422,082,960
              U.S. government and
              government agency
              obligations                         7,390,872        13,699,021
              To Be Announced (TBA)
              mortgage-related securities       557,799,525       563,615,189

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2005, the Portfolio paid $10,000 to OFS for services to the Portfolio. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.


                          26 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2005, the Portfolio had outstanding futures contracts as follows:

                                                                                         UNREALIZED
                                  EXPIRATION      NUMBER OF       VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                   DATES      CONTRACTS     DECEMBER 31, 2005     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                      3/22/06             86          $  9,820,125          $178,186
                                                                                           ---------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr          3/8/06              9             1,298,211            (9,877)
U.S. Treasury Nts., 2 yr             3/31/06            146            29,957,375            (2,104)
U.S. Treasury Nts., 5 yr             3/22/06             20             2,126,875            (4,556)
U.S. Treasury Nts., 10 yr            3/22/06             82             8,971,313           (57,168)
                                                                                           ---------
                                                                                            (73,705)
                                                                                           ---------
                                                                                           $104,481
                                                                                           =========

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the valuation of such contracts as well as the amount due to (owed by) the Portfolio at termination or settlement is combined and separately disclosed as an asset (liability) on the Statement of Assets and Liabilities. The Portfolio also records any periodic payments received from (paid to) the counterparty under such contracts as realized gain (loss) on the Statement of Operations. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).


                           27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS Continued

As of December 31, 2005, the Portfolio had entered into the following total return swap agreements:

SWAP                                                                                       NOTIONAL     TERMINATION     UNREALIZED
COUNTERPARTY          SWAP DESCRIPTION                                                       AMOUNT            DATE   APPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
                      Received or paid monthly. If the sum of the Lehman
                      Brothers CMBS Index Payer Payment Amount and the
                      Floating Rate Payer Payment Amount is positive, the
                      Counterparty will pay such amount to the Funds. If the
Goldman Sachs         sums are negative, then the Fund shall pay the absolute
Group, Inc. (The)     value of such amount to the Counterparty                           $2,140,000          6/1/06         $6,045

Abbreviations are as follows:

CMBS          Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                          28 | TOTAL RETURN PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006


                          29 | TOTAL RETURN PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2005. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2005 which are not designated as capital gain distributions should be multiplied by 49.39% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                          30 | TOTAL RETURN PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                          31 | TOTAL RETURN PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. The Board also considered compliance reports from the Portfolio's Chief Compliance Officer. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the Portfolio's portfolio managers and the Manager's equity and fixed-income investment team and analysts. The equity portion of the Portfolio has been managed by David Schmidt and the fixed-income portion of the Portfolio has been managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord, Charles Moon, Geoffrey Caan and Antulio N. Bomfim. Mr. Schmidt has had over 18 years experience managing equity investments. Messrs. Manioudakis, Gord, Caan, Moon and Bomfim have each had between 11 and 15 years of experience managing fixed-income investments. The Board members also considered the totality of their experiences with the Manager, as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                          32 | TOTAL RETURN PORTFOLIO

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other flexible portfolio and balanced funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Portfolio's one-year, three-year, five-year and ten-year performance were below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also evaluated the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio, other flexible portfolio funds, balanced funds, and other funds with comparable asset levels and distribution features. The Board noted that the Portfolio's contractual and actual management fees and total expenses are all lower than its peer group median and average. In light of this, the Board concluded that the management fee was reasonable.

      ECONOMIES OF SCALE. The Board considered whether the Manager may realize economies of scale in managing and supporting the Portfolio, whether those economies of scale benefit the Portfolio's shareholders and the current level of Portfolio assets in relation to the Portfolio's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Portfolio grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered the nature and quality of services provided by affiliates of the Manager, which it reviews at other times during the year in connection with the renewal of the Portfolio's service agreements. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                          33 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
THE PORTFOLIOS, LENGTH OF       NUMBER OF PORTFOLIOS IN THE PORTFOLIOS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                     THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                       80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Chairman of the Board           1991), Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company (since
of Directors (since 2003),      1993); Chairman of the following private companies: Ambassador Media Corporation (since 1984) and
Director (since 1999)           Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas
Age: 68                         drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and
                                Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                                Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former
                                Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                                Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                                (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                 Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Director (since 1996)           (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.
Age: 74                         (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and A.G.
                                Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of
                                A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser)
                                (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)           1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 69                         Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Director (since 2002)           Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 67                         PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP
                                Global Investment Management Industry Services Group (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)           Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 64                         1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                                1998-February 2003); Chairman and Director (until October 1996) and President and Chief Executive
                                Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the
                                following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager),
                                Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees
                                38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado Uplift (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)           several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 65                         (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.


                          34 | TOTAL RETURN PORTFOLIO

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)           2000); Director of The California Endowment (philanthropic organization) (since April 2002);
Age: 59                         Director of Community Hospital of Monterey Peninsula (since February 2002); Vice Chair of American
                                Funds' Emerging Markets Growth Fund, Inc. (mutual fund) (since October 1991); President of ARCO
                                Investment Management Company (February 1991-April 2000); Member of the investment committees of The
                                Rockefeller Foundation and The University of Michigan; Advisor at Credit Suisse First Boston's
                                Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital
                                (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,               Director of Jones International University (educational organization) (since August 2005); Chairman,
Director (since 2002)           Chief Executive Officer and Director of Steele Street State Bank (commercial banking) (since August
Age: 61                         2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher
                                Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado
                                (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director
                                of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge,
                                Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration)
                                (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)           (since 1996) and MML Series Investment Fund (investment company) (since 1996), Trustee and Chairman
Age: 63                         of the Investment Committee (since 1994) of the Worcester Polytech Institute (private university);
                                President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of
                                SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Member of the Investment Committee of the Community Foundation of Western Massachusetts (1998-2003); and
                                Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January
                                1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
President and Principal         2000) of the Manager; President and Director or Trustee of other Oppenheimer funds; President and
Executive Officer               Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001) and                Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Director (since 2002)           Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
Age: 56                         Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                Governors (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                2001); President and Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company
                                (September 1999-August 2000); President, Chief Executive Officer and Director of MML Bay State Life
                                Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                                Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989- June 1998). Oversees 87
                                portfolios in the OppenheimerFunds complex.


                           35 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. SCHMIDT, MANIOUDAKIS,
THE PORTFOLIO                   BOMFIM, CAAN, GORD, MOON AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                YORK 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH
                                OR REMOVAL.

DAVID SCHMIDT,                  Portfolio manager of the Portfolio since July 2003. He has been the Chief Investment Officer since
Vice President and Portfolio    July 2003, the Deputy Chief Investment Officer from June 2002 to June 2003 and the Director of
Manager (since 2003)            Product Development since December 1999 to present and an analyst from August 1994 to December 1999
Age: 44                         of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

ANGELO MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation
Vice President and Portfolio    (since April, 2002 and of OFI Institutional Asset Management, Inc. (since June 2002); Executive
Manager (since 2002)            Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
Age: 39                         Investment Management (August 1993- April 2002). An officer of 14 portfolios in the OppenheimerFunds complex.

ANTULIO BOMFIM,                 Vice President of the Manager since October 2003; Senior Economist at the Board of Governors of the
Vice President (since 2004)     Federal Reserve System from June 1992 to October 2003. A portfolio manager of 11 portfolios in the
and Portfolio Manager           OppenheimerFunds complex.
(since 2003)
Age: 39

GEOFF CAAN,                     Vice President and Portfolio Manager of the Manager since August 2003; Vice President of ABN AMRO
Vice President (since 2004)     NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June
and Portfolio Manager           2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.
(since 2003)
Age: 36

BENJAMIN GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation (since
Vice President (since 2004)     April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive Director
and Portfolio Manager           and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley
(since 2002)                    Investment Management (April 1992-March 2002). A portfolio manager of 11 portfolios in the
Age: 43                         OppenheimerFunds complex.


CHARLES MOON,                   Vice President of the Manager (since April 2002, of HarbourView Asset Management Corporation (since
Vice President (since 2004)     April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director
and Portfolio Manager           and portfolio manager at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
(since 2002)                    Management (June 1999-March 2002); Vice President of Citicorp Securities Inc. (June 1993-May 1999).
Age: 38                         A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice President
Vice President and Chief        of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Compliance Officer              Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the Manager
(since 2004)                    (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
Age: 55

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial and Accounting        Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
Officer (since 1999)            Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 46                         International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June 2003); Treasurer and
                                Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.


                          36 | TOTAL RETURN PORTFOLIO

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary    General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                    Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 57                         HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                                of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate General
                                Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following: Shareholder
                                Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                officer of 87 portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                          37 | TOTAL RETURN PORTFOLIO


OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month reporting period ended December 31, 2005, the Fund produced higher returns than its benchmark, the Morgan Stanley Capital International Europe Australasia and Far East (MSCI
EAFE) Index.

      The Fund enjoyed especially strong results among investments related to our mass affluence theme, particularly in the emerging markets. In Korea, shipbuilder Hyundai Heavy Industries ranked among the Fund's top individual performers. Hyundai Heavy Industries Co. Ltd., benefited from higher shipping rates and rising demand for new ships. Brazil's Companhia Vale do Rio Doce ADR, one of the world's leading producers of iron ore, and U.K.-based miner Rio Tinto plc., prospered amid rising demand from China for industrial commodities.

      In the financials sector, the Fund's longstanding position in London-based financial services group, Collins Stewart Tullett plc., saw its stock price surge amid speculation that the company might be an acquisition target. In addition, the company achieved favorable fundamental results in a growing global economy, with recent acquisitions proving to be accretive to earnings. In Japan, the Fund received a strong contribution to performance from Mitsubishi UFJ Financial Group, Inc., a major financial institution that benefited from recent improvements to Japan's banking system. Finally, related to our aging theme, the Fund's investment in U.K. technology development company BTG plc gained value when one of the many inventions in its portfolio, a new treatment for varicose veins, moved closer to commercialization.

      As is to be expected of a broadly diversified portfolio, some of the Fund's holdings generated disappointing results, many of which represented our new technologies theme. Despite progress in clinical trials for its anti-cancer drugs, the stocks of biotechnology firm Novogen Ltd. and its subsidiary Marshall Edwards, Inc., were hurt by aggressive short-term trading on the Australia stock exchange. Similarly, investors with a shorter-term perspective may have overreacted to lower-than-expected quarterly financial results from Norway's Tandberg ASA, a leading provider of video conferencing software. While Denmark based NeuroSearch AS, a drug development company, disappointed investors when it withdrew a key new product from testing, we continue to like its potential over the long term.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2005. In the case of non-service shares, performance is measured over a ten-fiscal-year period. In the case of service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far
East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer International Growth Fund/VA (Non-Service)

     MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer International
                                  Growth Fund/VA
                                  (Non-Service)         MSCI EAFE Index

 12/31/1995                            10,000               10,000
 03/31/1996                            10,522               10,297
 06/30/1996                            10,887               10,467
 09/30/1996                            10,887               10,462
 12/31/1996                            11,326               10,636
 03/31/1997                            11,164               10,477
 06/30/1997                            12,514               11,845
 09/30/1997                            12,784               11,769
 12/31/1997                            12,244               10,855
 03/31/1998                            14,247               12,460
 06/30/1998                            14,433               12,601
 09/30/1998                            12,571               10,818
 12/31/1998                            14,619               13,062
 03/31/1999                            14,432               13,253
 06/30/1999                            14,910               13,599
 09/30/1999                            16,057               14,205
 12/31/1999                            21,983               16,628
 03/31/2000                            25,632               16,620
 06/30/2000                            23,114               15,971
 09/30/2000                            22,084               14,692
 12/31/2000                            19,910               14,307
 03/31/2001                            17,464               12,353
 06/30/2001                            17,746               12,246
 09/30/2001                            12,958               10,538
 12/31/2001                            15,070               11,273
 03/31/2002                            15,453               11,390
 06/30/2002                            14,177               11,118
 09/30/2002                            10,066                8,929
 12/31/2002                            10,774                9,508
 03/31/2003                             9,243                8,735
 06/30/2003                            12,420               10,444
 09/30/2003                            13,575               11,299
 12/31/2003                            16,175               13,232
 03/31/2004                            16,717               13,815
 06/30/2004                            16,424               13,875
 09/30/2004                            16,277               13,844
 12/31/2004                            19,063               15,971
 03/31/2005                            18,785               15,955
 06/30/2005                            18,637               15,835
 09/30/2005                            21,004               17,488
 12/31/2005                            21,744               18,209

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES WITH SALES CHARGE OF THE FUND AT 12/31/05

   1-Year 14.06%        5-Year 1.78%            10-Year 8.08%



SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer International Growth Fund/VA (Service)

    MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer International
                                  Growth Fund/VA
                                     (Service)          MSCI EAFE Index

 03/19/2001                            10,000               10,000
 03/31/2001                            10,164               10,000
 06/30/2001                            10,328                9,913
 09/30/2001                             7,623                8,530
 12/31/2001                             8,852                9,126
 03/31/2002                             8,910                9,220
 06/30/2002                             8,662                9,000
 09/30/2002                             6,270                7,228
 12/31/2002                             6,682                7,697
 03/31/2003                             5,785                7,071
 06/30/2003                             7,545                8,455
 09/30/2003                             8,216                9,147
 12/31/2003                             9,725               10,711
 03/31/2004                            10,117               11,183
 06/30/2004                             9,862               11,232
 09/30/2004                             9,777               11,207
 12/31/2004                            11,393               12,928
 03/31/2005                            11,298               12,916
 06/30/2005                            11,213               12,819
 09/30/2005                            12,582               14,157
 12/31/2005                            13,096               14,740

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/05

 1-Year  14.95%      5-Year  N/A     Since Inception (3/19/01)  5.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                   BEGINNING      ENDING       EXPENSES
                                   ACCOUNT        ACCOUNT      PAID DURING
                                   VALUE          VALUE        6 MONTHS ENDED
                                   (7/1/05)       (12/31/05)   DECEMBER 31, 2005
--------------------------------------------------------------------------------
Non-Service shares Actual          $1,000.00      $1,166.70    $6.02
--------------------------------------------------------------------------------
Non-Service shares Hypothetical     1,000.00       1,019.66     5.62
--------------------------------------------------------------------------------
Service shares Actual               1,000.00       1,167.90     7.73
--------------------------------------------------------------------------------
Service shares Hypothetical         1,000.00       1,018.10     7.20

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2005 are as follows:

CLASS                  EXPENSE RATIOS
-------------------------------------
Non-Service shares          1.10%
-------------------------------------
Service shares              1.41
--------------------------------------------------------------------------------

                  6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.6%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.9%
Continental AG                                           46,296       $4,105,237
--------------------------------------------------------------------------------
AUTOMOBILES--2.3%
Bayerische Motoren Werke AG                              23,395        1,024,797
--------------------------------------------------------------------------------
Honda Motor Co.                                          17,860        1,035,136
--------------------------------------------------------------------------------
Porsche AG, Preference                                      689          494,235
--------------------------------------------------------------------------------
Toyota Motor Corp.                                       47,900        2,506,054
                                                                      ----------
                                                                       5,060,222

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Carnival Corp.                                           29,000        1,550,630
--------------------------------------------------------------------------------
William Hill plc                                        133,510        1,230,057
                                                                      ----------
                                                                       2,780,687

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.5%
Daito Trust Construction Co. Ltd.                        28,403        1,469,100
--------------------------------------------------------------------------------
Groupe SEB SA                                            10,492        1,142,771
--------------------------------------------------------------------------------
Koninklijke (Royal)
Philips Electronics NV                                   38,700        1,202,689
--------------------------------------------------------------------------------
Sony Corp.                                               40,300        1,647,060
                                                                      ----------
                                                                       5,461,620

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--2.0%
GS Home Shopping, Inc. 1                                 19,051        2,413,737
--------------------------------------------------------------------------------
GUS plc                                                  53,103          942,868
--------------------------------------------------------------------------------
Next plc                                                 41,120        1,085,959
                                                                      ----------
                                                                       4,442,564

--------------------------------------------------------------------------------
MEDIA--3.9%
British Sky Broadcasting Group plc                       34,851          297,705
--------------------------------------------------------------------------------
Gestevision Telecinco SA                                 21,930          553,527
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                         24,500        1,972,250
--------------------------------------------------------------------------------
Mediaset SpA                                            113,400        1,201,570
--------------------------------------------------------------------------------
News Corp., Inc., Cl. B                                  26,792          445,751
--------------------------------------------------------------------------------
Publishing & Broadcasting Ltd.                           45,524          551,709
--------------------------------------------------------------------------------
Societe Television Francaise 1                           29,910          830,017
--------------------------------------------------------------------------------
Sogecable SA 1                                           11,300          452,979
--------------------------------------------------------------------------------
Vivendi Universal SA                                     40,940        1,282,480
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                      290,800        1,014,035
                                                                      ----------
                                                                       8,602,023

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.8%
DSG International plc                                    50,870          143,316
--------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                            88,600        3,011,140
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                            25,700          838,239
                                                                      ----------
                                                                       3,992,695

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.9%
Burberry Group plc 1                                     18,835       $  139,262
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG,
A Shares                                                 30,704        1,336,531
--------------------------------------------------------------------------------
Luxottica Group SpA                                      99,800        2,532,011
--------------------------------------------------------------------------------
Puma AG                                                   5,780        1,688,146
--------------------------------------------------------------------------------
Swatch Group AG (The), Cl. B                              3,678          545,801
                                                                      ----------
                                                                       6,241,751

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.1%
--------------------------------------------------------------------------------
BEVERAGES--1.7%
Foster's Group Ltd.                                     118,971          486,675
--------------------------------------------------------------------------------
Heineken NV                                              30,500          966,993
--------------------------------------------------------------------------------
Pernod-Ricard SA                                         13,180        2,299,989
                                                                      ----------
                                                                       3,753,657

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Carrefour SA                                              7,270          340,662
--------------------------------------------------------------------------------
William Morrison Supermarkets plc                       125,770          418,707
--------------------------------------------------------------------------------
Woolworths Ltd.                                          34,471          425,811
                                                                      ----------
                                                                       1,185,180

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%
Cadbury Schweppes plc                                   107,030        1,011,871
--------------------------------------------------------------------------------
Koninklijke Numico NV 1                                   9,328          386,297
--------------------------------------------------------------------------------
Nestle SA                                                 3,787        1,132,598
                                                                      ----------
                                                                       2,530,766

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.7%
L'Oreal SA                                               20,460        1,521,172
--------------------------------------------------------------------------------
ENERGY--5.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.0%
Technip SA                                               73,030        4,429,930
--------------------------------------------------------------------------------
OIL & GAS--3.6%
BG Group plc                                            158,600        1,567,636
--------------------------------------------------------------------------------
BP plc, ADR                                              35,900        2,305,498
--------------------------------------------------------------------------------
Neste Oil Oyj 1                                          11,125          314,519
--------------------------------------------------------------------------------
Total SA, B Shares                                       12,890        3,238,256
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                            13,800          506,046
                                                                      ----------
                                                                       7,931,955

--------------------------------------------------------------------------------
FINANCIALS--19.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.4%
3i Group plc                                            139,181        2,029,419
--------------------------------------------------------------------------------
Credit Suisse Group                                      32,576        1,660,966
--------------------------------------------------------------------------------
UBS AG                                                   17,515        1,667,461
                                                                      ----------
                                                                       5,357,846


                  7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--10.5%
Anglo Irish Bank Corp.                                 308,360       $ 4,680,142
--------------------------------------------------------------------------------
Commerzbank AG                                          40,687         1,262,994
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                          88,625         2,552,400
--------------------------------------------------------------------------------
Joyo Bank Ltd. (The)                                   288,000         1,727,326
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                       341         4,658,703
--------------------------------------------------------------------------------
National Australia Bank Ltd.                            24,602           586,591
--------------------------------------------------------------------------------
Royal Bank of Scotland Group
plc (The)                                              117,017         3,533,280
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                 17,490         2,151,386
--------------------------------------------------------------------------------
UniCredito Italiano SpA 4                              179,100         1,234,046
--------------------------------------------------------------------------------
UniCredito Italiano SpA 4                               97,050           666,402
                                                                     -----------
                                                                      23,053,270

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
Mediobanca SpA                                          59,800         1,141,954
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Collins Stewart Tullett plc                            326,955         3,347,009
--------------------------------------------------------------------------------
MLP AG                                                  24,157           502,776
                                                                     -----------
                                                                       3,849,785

--------------------------------------------------------------------------------
INSURANCE--1.6%
Allianz AG                                              11,658         1,765,945
--------------------------------------------------------------------------------
AMP Ltd.                                               293,390         1,648,973
                                                                     -----------
                                                                       3,414,918

--------------------------------------------------------------------------------
REAL ESTATE--2.3%
Solidere, GDR 1                                         25,380           431,460
--------------------------------------------------------------------------------
Solidere, GDR 1,2                                      100,420         1,707,140
--------------------------------------------------------------------------------
Sumitomo Realty &
Development Co. Ltd.                                   131,000         2,877,386
                                                                     -----------
                                                                       5,015,986

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Housing Development
Finance Corp. Ltd.                                      46,600         1,250,054
--------------------------------------------------------------------------------
HEALTH CARE--12.0%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
Art Advanced Research
Technologies, Inc. 1                                    42,800            23,564
--------------------------------------------------------------------------------
Essilor International SA                                20,530         1,657,625
--------------------------------------------------------------------------------
Ortivus AB, Cl. B 1                                    128,500           645,371
--------------------------------------------------------------------------------
Safilo SpA 1                                           255,200         1,462,308
--------------------------------------------------------------------------------
Synthes, Inc.                                            9,805         1,101,342
--------------------------------------------------------------------------------
Terumo Corp.                                            50,800         1,510,337
--------------------------------------------------------------------------------
William Demant Holding AS 1                             58,700         3,246,104
                                                                     -----------
                                                                       9,646,651

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.4%
Nicox SA 1                                             237,210           991,335

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS--7.2%
Astellas Pharma, Inc.                                   19,300       $   748,797
--------------------------------------------------------------------------------
AstraZeneca plc                                          7,280           354,337
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                     24,646           622,903
--------------------------------------------------------------------------------
H. Lundbeck AS                                          17,900           370,668
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,3                             210,000         1,372,950
--------------------------------------------------------------------------------
NeuroSearch AS 1                                        40,900         1,113,036
--------------------------------------------------------------------------------
Novogen Ltd. 1                                       1,089,513         3,977,637
--------------------------------------------------------------------------------
Roche Holdings AG                                        9,223         1,384,801
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                       26,185         2,294,020
--------------------------------------------------------------------------------
Schering AG                                              6,467           432,961
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                     36,000           507,025
--------------------------------------------------------------------------------
SkyePharma plc 1                                       709,442           607,242
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                          27,100         1,466,045
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                           12,200           524,722
                                                                     -----------
                                                                      15,777,144

--------------------------------------------------------------------------------
INDUSTRIALS--13.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.8%
Empresa Brasileira de Aeronautica SA,
Preference                                             400,126         3,927,166
--------------------------------------------------------------------------------
AIRLINES--1.0%
easyJet plc 1                                          326,316         2,122,180
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.7%
BTG plc 1                                              387,444         1,453,173
--------------------------------------------------------------------------------
Capita Group plc                                       388,510         2,785,671
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                       50,600         1,157,366
--------------------------------------------------------------------------------
Randstad Holding NV                                     13,300           577,713
                                                                     -----------
                                                                       5,973,923

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.2%
Koninklijke Boskalis Westminster NV                     12,597           838,885
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                  69,391           909,566
--------------------------------------------------------------------------------
Vinci SA                                                11,690         1,005,456
                                                                     -----------
                                                                       2,753,907

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.8%
ABB Ltd. 1                                             477,357         4,631,712
--------------------------------------------------------------------------------
Ushio, Inc.                                             67,000         1,576,466
                                                                     -----------
                                                                       6,208,178

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.5%
Aalberts Industries NV                                  63,878         3,391,772
--------------------------------------------------------------------------------
Siemens AG                                              23,333         1,999,135
                                                                     -----------
                                                                       5,390,907

--------------------------------------------------------------------------------
MACHINERY--0.6%
Hyundai Heavy Industries Co. Ltd.                       16,713         1,267,369


                  8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                                              VALUE
                                                           SHARES        SEE NOTE 1
------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.7%
Bunzl plc                                                 134,560     $   1,477,028
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.9%
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.5%
Nokia Oyj                                                  59,400         1,086,495
------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares                                                1,314,900         4,518,443
                                                                      --------------
                                                                          5,604,938

------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.6%
Benq Corp.                                              1,817,000         1,750,005
------------------------------------------------------------------------------------
Logitech International SA 1                                35,679         1,671,250
                                                                      -------------
                                                                          3,421,255

------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.3%
Electrocomponents plc                                      31,430           151,951
------------------------------------------------------------------------------------
Hoya Corp.                                                 53,900         1,948,954
------------------------------------------------------------------------------------
Keyence Corp.                                               6,900         1,980,980
------------------------------------------------------------------------------------
NEOMAX Co. Ltd.                                            63,307         2,066,128
------------------------------------------------------------------------------------
Nidec Corp.                                                30,300         2,607,031
------------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                            121,000         2,670,739
------------------------------------------------------------------------------------
Omron Corp.                                                39,686           919,310
------------------------------------------------------------------------------------
Tandberg ASA                                              238,100         1,451,733
                                                                      --------------
                                                                         13,796,826

------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.4%
Yahoo Japan Corp.                                             634           962,276
------------------------------------------------------------------------------------
IT SERVICES--1.4%
Infosys Technologies Ltd.                                  37,822         2,519,015
------------------------------------------------------------------------------------
United Internet AG                                         16,047           615,914
                                                                      --------------
                                                                          3,134,929

------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.2%
Canon, Inc.                                                43,500         2,557,919
------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.1%
ASM International NV 1                                     72,600         1,221,132
------------------------------------------------------------------------------------
Samsung Electronics Co.                                     1,773         1,142,091
                                                                      --------------
                                                                          2,363,223

------------------------------------------------------------------------------------
SOFTWARE--2.4%
Autonomy Corp. plc 1                                      229,536         1,545,102
------------------------------------------------------------------------------------
Business Objects SA 1                                      20,270           820,476
------------------------------------------------------------------------------------
Enix Corp.                                                 28,900           813,776
------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                          13,000         1,580,202
------------------------------------------------------------------------------------
UbiSoft Entertainment SA 1                                  9,915           471,411
                                                                      --------------
                                                                          5,230,967


                                                                              VALUE
                                                           SHARES        SEE NOTE 1
------------------------------------------------------------------------------------
MATERIALS--5.5%
------------------------------------------------------------------------------------
CHEMICALS--2.0%
Filtrona plc                                              178,875     $     877,095
------------------------------------------------------------------------------------
Nufarm Ltd.                                               122,383         1,038,946
------------------------------------------------------------------------------------
Sika AG 1                                                   1,679         1,392,725
------------------------------------------------------------------------------------
Syngenta AG 1                                               8,780         1,092,447
                                                                      --------------
                                                                          4,401,213

------------------------------------------------------------------------------------
METALS & MINING--3.5%
Companhia Vale do Rio Doce,
Sponsored ADR                                              72,700         2,635,375
------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                              20,500         3,019,518
------------------------------------------------------------------------------------
Rio Tinto plc                                              45,540         2,080,221
                                                                      --------------
                                                                          7,735,114

------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.7%
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
KDDI Corp.                                                    392         2,260,224
------------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                                   22,230           451,047
------------------------------------------------------------------------------------
Vodafone Group plc                                      1,458,471         3,149,151
                                                                      --------------
                                                                          5,860,422

------------------------------------------------------------------------------------
UTILITIES--0.6%
------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Fortum Oyj                                                 69,400         1,301,450
                                                                      --------------
Total Common Stocks (Cost $171,213,158)                                 217,029,592

------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
------------------------------------------------------------------------------------
Art Advanced Research Technologies, Inc.,
Preference1 (Cost $337,687)                               360,333           198,385


                                                        PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.9%
------------------------------------------------------------------------------------
Undivided interest of 0.29% in joint repurchase
agreement (Principal Amount/Value $1,414,200,000,
with a maturity value of $1,414,844,247) with
UBS Warburg LLC, 4.10%, dated 12/30/05, to be
repurchased at $4,120,876 on 1/3/06, collateralized
by Federal Home Loan Mortgage Corp., 5%, 1/1/35,
with a value of $157,513,104 and Federal National
Mortgage Assn., 5%--5.50%, 3/1/34--10/1/35,
with a value of $1,301,420,187
(Cost $4,119,000)                                   $   4,119,000         4,119,000

------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $175,669,845)                                         101.0%      221,346,977
------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                        (1.0)       (2,198,318)
                                                    --------------------------------
NET ASSETS                                                  100.0%    $ 219,148,659
                                                    ================================


                  9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,707,140 or 0.78% of the Fund's net assets as of December 31, 2005.

3. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2005 was $1,372,950, which represents 0.63% of the Fund's net assets, all of which is considered restricted. See Note 6 of Notes to Financial Statements.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS UNAUDITED
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                   VALUE          PERCENT
-----------------------------------------------------------------------------
Japan                                          $ 42,096,974             19.0%
United Kingdom                                   35,278,641             15.9
France                                           24,476,986             11.1
Switzerland                                      17,617,634              8.0
Germany                                          13,892,140              6.3
Australia                                        11,444,609              5.2
The Netherlands                                   8,585,481              3.9
Italy                                             8,238,291              3.7
Sweden                                            8,174,954              3.7
India                                             7,335,504              3.3
Brazil                                            6,562,541              3.0
United States                                     5,669,630              2.6
Korea, Republic of South                          5,274,244              2.4
Denmark                                           4,729,808              2.1
Ireland                                           4,680,142              2.1
South Africa                                      3,019,518              1.4
Spain                                             3,002,111              1.3
Finland                                           2,702,464              1.2
Lebanon                                           2,138,600              1.0
Mexico                                            1,972,250              0.9
Taiwan                                            1,750,005              0.8
Norway                                            1,451,733              0.6
Israel                                              524,722              0.2
Bermuda                                             506,046              0.2
Canada                                              221,949              0.1
                                               ------------------------------
Total                                          $221,346,977            100.0%
                                               ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $175,669,845)--see accompanying statement of investments     $ 221,346,977
-------------------------------------------------------------------------------------------------------
Cash                                                                                            20,347
-------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $49,509)                                                         50,039
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                            4,847
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                                   276,949
Interest and dividends                                                                         171,719
Other                                                                                            5,663
                                                                                         --------------
Total assets                                                                               221,876,541

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                            5,695
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                        2,206,856
Shares of capital stock redeemed                                                               444,548
Distribution and service plan fees                                                               9,309
Shareholder communications                                                                       8,957
Directors' compensation                                                                          7,116
Foreign capital gains tax                                                                        4,670
Transfer and shareholder servicing agent fees                                                    1,730
Other                                                                                           39,001
                                                                                         --------------
Total liabilities                                                                            2,727,882

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 219,148,659
                                                                                         ==============

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                     $     148,227
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 215,268,576
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (230,394)
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions             (41,700,941)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           45,663,191
                                                                                         --------------
NET ASSETS                                                                               $ 219,148,659
                                                                                         ==============

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $203,172,164 and 137,761,244 shares of capital stock outstanding)                  $1.47
-------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $15,976,495 and 10,465,831 shares of capital stock outstanding)                        $1.53

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $247,926)                  $  2,287,044
---------------------------------------------------------------------------------------
Interest                                                                       118,416
                                                                          -------------
Total investment income                                                      2,405,460

---------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------
Management fees                                                              1,284,540
---------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                              33,995
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                              10,142
Service shares                                                                  10,040
---------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                              13,316
Service shares                                                                   1,539
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     35,295
---------------------------------------------------------------------------------------
Directors' compensation                                                          6,680
---------------------------------------------------------------------------------------
Administration service fees                                                      1,500
---------------------------------------------------------------------------------------
Other                                                                           46,369
                                                                          -------------
Total expenses                                                               1,443,416
Less reduction to custodian expenses                                            (2,494)
                                                                          -------------
Net expenses                                                                 1,440,922

---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          964,538

---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                  5,681,392
Foreign currency transactions                                                1,200,918
                                                                          -------------
Net realized gain                                                            6,882,310
---------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $4,670)                    23,206,869
Translation of assets and liabilities denominated in foreign currencies    (12,117,597)
                                                                          -------------
Net change in unrealized appreciation                                       11,089,272

---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 18,936,120
                                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2005             2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $     964,538    $     647,858
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                      6,882,310        2,016,305
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                 11,089,272       15,430,245
                                                                                                   -------------------------------
Net increase in net assets resulting from operations                                                  18,936,120       18,094,408

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                      (967,917)      (1,405,673)
Service shares                                                                                           (95,115)        (111,488)

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital stock transactions:
Non-Service shares                                                                                    76,409,425        3,594,655
Service shares                                                                                         1,504,759        5,579,673

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                        95,787,272       25,751,575
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                  123,361,387       97,609,812
                                                                                                   -------------------------------
End of period (including accumulated net investment loss of $230,394 and $699,203, respectively)   $ 219,148,659    $ 123,361,387
                                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,               2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   1.30        $   1.12        $   0.76        $   1.07        $   1.74
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .01 1           .01 1            -- 2           .01             .01
Net realized and unrealized gain (loss)                     .17             .19             .37            (.31)           (.39)
                                                       ---------------------------------------------------------------------------
Total from investment operations                            .18             .20             .37            (.30)           (.38)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.01)           (.02)           (.01)           (.01)             -- 2
Distributions from net realized gain                         --              --              --              --            (.29)
                                                       ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.01)           (.02)           (.01)           (.01)           (.29)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   1.47        $   1.30        $   1.12        $   0.76        $   1.07
                                                       ===========================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        14.06%          17.86%          50.13%         (28.51)%        (24.31)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $203,172        $110,679        $ 92,027        $ 62,091        $ 99,831
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $115,108        $ 96,388        $ 70,042        $ 83,511        $117,814
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      0.78%           0.64%           0.37%           1.17%           0.69%
Total expenses                                             1.09% 5         1.08% 5         1.12% 5         1.12% 5         1.05% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      28%             30%             71%             40%             44%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

SERVICE SHARES   YEAR ENDED DECEMBER 31,                   2005            2004            2003            2002            2001 1
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   1.34        $   1.16        $   0.81        $   1.08        $   1.22
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .01 2            -- 2,3         .01             .01              -- 3
Net realized and unrealized gain (loss)                     .19             .20             .35            (.27)           (.14)
                                                       --------------------------------------------------------------------------
Total from investment operations                            .20             .20             .36            (.26)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.01)           (.02)           (.01)           (.01)             --
Distributions from net realized gain                         --              --              --              --              --
                                                       --------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.01)           (.02)           (.01)           (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   1.53        $   1.34        $   1.16        $   0.81        $   1.08
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                        14.95%          17.15%          45.53%         (24.51)%        (11.48)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 15,977        $ 12,682        $  5,583        $    910        $    103
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 13,609        $  9,071        $  2,205        $    603        $     36
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                               0.50%           0.37%           0.03%          (0.03)%          0.28%
Total expenses                                             1.40%           1.34%           1.36%           1.41%           1.20%
Expenses after payments and waivers
and reduction to custodian expenses                        1.40%           1.34%           1.36%           1.34%           1.20%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      28%             30%             71%             40%             44%

1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withhold-


                  16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA ing taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED               ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                      LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN      CARRYFORWARD 1,2,3,4         TAX PURPOSES
--------------------------------------------------------------------------------
   $1,509,860                 $--               $40,909,307          $43,135,875

1. As of December 31, 2005, the Fund had $40,893,151 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2005, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        ------------------------------
                        2009              $ 8,578,529
                        2010               12,564,594
                        2011               19,750,028
                                          -----------
                        Total             $40,893,151
                                          ===========

2. The Fund had $16,156 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2005, the Fund utilized $6,302,052 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2004, the Fund utilized $1,649,468 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Fund were unaffected by the reclassifications.


                  17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

         REDUCTION TO                      INCREASE TO
         ACCUMULATED                   ACCUMULATED NET
         NET INVESTMENT                  REALIZED LOSS
         LOSS                           ON INVESTMENTS
         ---------------------------------------------
         $567,303                             $567,303

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                          YEAR ENDED            YEAR ENDED
                                   DECEMBER 31, 2005     DECEMBER 31, 2004
        ------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                   $1,063,032            $1,517,161

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities            $178,197,161
        Federal tax cost of other investments        2,257,119
                                                  ------------
        Total federal tax cost                    $180,454,280
                                                  ============

        Gross unrealized appreciation             $ 45,555,344
        Gross unrealized depreciation               (2,419,469)
                                                  ------------
        Net unrealized appreciation               $ 43,135,875
                                                  ============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances


                  18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA maintained by the Fund. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 180 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                           YEAR ENDED DECEMBER 31, 2005   YEAR ENDED DECEMBER 31, 2004
                                                 SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                         68,499,953    $ 97,923,797     15,850,324    $ 17,947,088
Dividends and/or distributions reinvested       733,270         967,917      1,277,885       1,405,673
Redeemed                                    (16,905,603)    (22,482,289)   (13,971,244)    (15,758,106)
                                            -----------------------------------------------------------
Net increase                                 52,327,620    $ 76,409,425      3,156,965    $  3,594,655
                                            ===========================================================

-------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                          4,283,454    $  5,886,979      7,869,095    $  9,330,160
Dividends and/or distributions reinvested        69,427          95,115         96,945         111,488
Redeemed                                     (3,327,188)     (4,477,335)    (3,333,307)     (3,861,975)
                                            -----------------------------------------------------------
Net increase                                  1,025,693    $  1,504,759      4,632,733    $  5,579,673
                                            ===========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                         PURCHASES          SALES
             ----------------------------------------------------
             Investment securities    $115,918,323    $35,969,545

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2005, the Fund paid $20,137 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.


                  19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2005, the Fund had outstanding foreign currency contracts as follows:

                                                               CONTRACT   VALUATION AS OF
                                                  EXPIRATION     AMOUNT      DECEMBER 31,     UNREALIZED       UNREALIZED
CONTRACT DESCRIPTION                                   DATES     (000S)              2005   APPRECIATION     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Australian Dollar [AUD]                               1/3/06     965AUD        $  707,223         $4,847           $   --
British Pound Sterling [GBP]                          1/3/06     872GBP         1,499,539             --            5,695
                                                                                                  -----------------------
Total unrealized appreciation and depreciation                                                    $4,847           $5,695
                                                                                                  =======================

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                           ACQUISITION                  VALUATION AS OF       UNREALIZED
SECURITY                          DATE        COST    DECEMBER 31, 2005     DEPRECIATION
----------------------------------------------------------------------------------------
Marshall Edwards, Inc.        12/28/05  $1,496,007           $1,372,950         $123,057


                  20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
7. LITIGATION

      A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                  21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006


                  22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2005 which are not designated as capital gain distributions should be multiplied by 0.84% to arrive at the amount eligible for the corporate dividend-received deduction.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $225,279 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2005. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $1,602,330 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                  23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                  24 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew Oppenheimer International Growth Fund/VA's (the Portfolio) investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. The Board also considered compliance reports from the Portfolio's Chief Compliance Officer. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and the Manager's Global Equities investment team and analysts. Mr. Evans has had over 18 years of experience managing global investments. The Board members also considered the totality of their experiences with the Manager, as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                  25 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other international large-cap growth funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Portfolio's one-year, three-year, five-year and ten-year performance were all better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also evaluated the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio, other international large-cap core, international multi-cap growth, and international large-cap growth funds and other funds with comparable asset levels and distribution features. The Board noted that the Portfolio's actual management fees are at its peer group median and higher than its peer group average, however, its contractual management fees and total expenses are both lower than its peer group median and average. In light of this, the Board concluded that the management fee was reasonable.

      ECONOMIES OF SCALE. The Board considered whether the Manager may realize economies of scale in managing and supporting the Portfolio, whether those economies of scale benefit the Portfolio's shareholders and the current level of Portfolio assets in relation to the Portfolio's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Portfolio grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered the nature and quality of services provided by affiliates of the Manager, which it reviews at other times during the year in connection with the renewal of the Portfolio's service agreements. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                  26 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE PORTFOLIOS, LENGTH OF       PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
                                THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
INDEPENDENT                     80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
DIRECTORS                       RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Chairman of the Board           1991), Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company (since
of Directors (since 2003)       1993); Chairman of the following private companies: Ambassador Media Corporation (since 1984) and
and Director (since 1999)       Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas
Age: 68                         drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and
                                Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                                Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former
                                Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                                Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                                (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                 Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Director (since 1996)           (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 74                         Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and
                                A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of A.G.
                                Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999);
                                Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)           1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 69                         Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.


EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Director (since 2002)           Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 67                         PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                LLP Global Investment Management Industry Services Group (July 1994-June 1998). Oversees 38
                                portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)           Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 64                         1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                                1998-February 2003); Chairman and Director (until October 1996) and President and Chief Executive
                                Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the
                                following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager),
                                Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees
                                38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado Uplift (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)           several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 65                         (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.


               27 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)           2000); Director of The California Endowment (philanthropic organization) (since April 2002);
Age: 59                         Director of Community Hospital of Monterey Peninsula (since February 2002); Vice Chair of American
                                Funds' Emerging Markets Growth Fund, Inc. (mutual fund) (since October 1991); President of ARCO
                                Investment Management Company (February 1991-April 2000); Member of the investment committees of
                                The Rockefeller Foundation and The University of Michigan; Advisor at Credit Suisse First Boston's
                                Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000- 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,               Director of Jones International University (educational organization) (since August 2005);
Director (since 2002)           Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 61                         (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                                1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                                Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)           (since 1996) and MML Series Investment Fund (investment company) (since 1996), Trustee and Chairman
Age: 63                         of the Investment Committee (since 1994) of the Worcester Polytech Institute (private university);
                                President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Member of the Investment Committee of the Community Foundation of Western Massachusetts (1998-2003); and
                                Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January
                                1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS
                                POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
President and Principal         2000) of the Manager; President and Director or Trustee of other Oppenheimer funds; President and
Executive Officer               Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001) and                Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Director (since 2002)           Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
Age: 56                         Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                Manager (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of
                                C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald
                                Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                1989-June 1998). Oversees 87 portfolios in the OppenheimerFunds complex.

                28 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. EVANS AND ZACK, TWO
THE FUND                        WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND
                                WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM
                                OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR REMOVAL.

GEORGE EVANS,                   Vice President (since October 1993) and Director of International Equities (since July 2004) of the
Vice President and              Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November
Portfolio Manager               2001). An officer of 2 portfolios in the OppenheimerFunds complex.
(since 1999)
Age: 46

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and              President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Chief Compliance Officer        Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the
(since 2004)                    Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
Age: 55

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial and Accounting        Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Officer (since 1999)            Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 46                         OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial
                                Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                2000-June 2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund
                                Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and              Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
Secretary (since 2001)          Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 57                         Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program
                                (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management,
                                Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                Senior Vice President (May 1985-December 2003), Acting General Counsel (November 2001-February
                                2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                                the following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services,
                                Inc. (November 1989- November 2001), and OppenheimerFunds International Ltd. (September
                                1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                  29 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and

Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $66,000 in fiscal 2005 and $64,500 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.

By:   /s/ John  V. Murphy
      -------------------
      John  V. Murphy
      Principal Executive Officer
Date: February 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John  V. Murphy
      -------------------
      John V. Murphy
      Principal Executive Officer
Date: February 14, 2006

By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: February 14, 2006